SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   X

         Pre-Effective Amendment No.


         Post-Effective Amendment No.   13                                X
         (Check appropriate box or boxes)


                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           X


         Post-Effective Amendment No. 13


                  PAUZE FUNDS - File Nos. 33-71562 and 811-8148
                  ---------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            14340 Torrey Chase Blvd., Ste. 170, Houston, Texas 77014
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (281) 444-6012

                     Philip C. Pauze, President, Pauze Funds
            14340 Torrey Chase Blvd. Ste. 170, Houston, Texas 77014
            -------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  With Copy To:
            Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A.
                    3500 Carew Tower, Cincinnati, Ohio 45202


Approximate Date of Proposed Public Offering: September 1, 1998


It is proposed that this filing will become effective (check appropriate box):

/X/  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/ /  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered:  Shares

Omit from the  facing  sheet  reference  to the  other  Act if the  Registration
Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

                                   PAUZE FUNDS

                  PAUZE U. S. GOVERNMENT TOTAL RETURN BOND FUND
                   PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND
                PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND

                                    FORM N-1A
                              CROSS REFERENCE SHEET

FORM N-1A
PART A
ITEM NO.       CAPTION OR LOCATION IN NO-LOAD PROSPECTUS
----------     -----------------------------------------------------------------
     1         Cover Page

     2         Summary of Fees and Expenses

     3         Financial Highlights

     4         Cover Page; The Trust;  Investment Objectives and Considerations;
               Special Considerations

     5         Management of the Funds

     5A        NONE

     6         Cover Page; The Trust; Dividends and Taxes; Shareholder Services;
               Additional Information About Purchases

     7         How  to  Purchase   Shares;   How  Shares  Are  Valued;   Special
               Considerations; 12b-1 Fee; Additional Information About Purchases

     8         How to Redeem Shares

     9         NONE

     19        How Shares Are Valued

FORM N-1A
PART A
ITEM NO.       CAPTION OR LOCATION IN LOAD PROSPECTUS
----------     -----------------------------------------------------------------
     1         Cover Page

     2         Summary of Fees and Expenses

     3         Financial Highlights

     4         Cover Page; The Trust;  Investment Objectives and Considerations;
               Special Considerations

     5         Management of the Funds

     5A        NONE

     6         Cover Page; The Trust; Dividends and Taxes; Shareholder Services;
               Additional Information About Purchases

     7         How  to  Purchase   Shares;   How  Shares  Are  Valued;   Special
               Considerations;   12b-1   Fee;   Additional   Information   About
               Purchases; Alternative Purchase Plans

     8         How to Redeem Shares

     9         NONE

     19        How Shares Are Valued

FORM N-1A
PART B         CAPTION OR LOCATION IN
ITEM NO.       STATEMENT OF ADDITIONAL INFORMATION
----------     -----------------------------------------------------------------
     10        Cover Page

     11        Table of Contents

     12        NONE

     13        Investment Objectives and Policies

     14        Management of the Trust

     15        Principal Holders of Securities

     16 Investment Advisory Services; Administrator Services; Transfer Agency and Other Services

     17        Portfolio Transactions

     18        General Information

     19 Additional Information on Redemptions (also covered under Item 7 in Part A)

     20        Tax Status

     21        12b-1 Plan of Distribution

     22        Calculation of Performance Data

     23        Financial Statements

                                   PAUZE FUNDS
                              PAUZE TOMBSTONE FUND

                                    FORM N-1A
                              CROSS REFERENCE SHEET

FORM N-1A
PART A
ITEM NO.       CAPTION OR LOCATION IN PROSPECTUS
----------     -----------------------------------------------------------------
     1         Cover Page

     2         Summary of Fees and Expenses

     3         Financial Highlights

     4         The  Fund;   Investment   Objective   and  Risk   Considerations;
               Investment Policies and Risks; Management of the Fund; General Information;

     5         Management of the Fund

     5a        NONE

     6         General Information;  How to Redeem Shares; Shareholder Services;
               Distributions and Taxes; Additional Information About Purchases

     7         How to Purchase Shares;  Additional  Information About Purchases;
               Reductions and Waivers of the Sales Charge; Other Policies that Affect your Sales Charge; How to Redeem Shares; Rule 12b-1 Distribution Plan; Valuing Fund Shares

     8         How to Redeem Shares

     9         NONE

     19        Valuing Fund Shares

FORM N-1A
PART B                     CAPTION OR LOCATION IN
ITEM NO.                   STATEMENT OF ADDITIONAL INFORMATION
----------     -----------------------------------------------------------------

     10        Cover Page

     11        Table of Contents

     12        NONE

     13        Investment Objective and Policies; Investment Limitation

     14        Management of the Trust

     15        General Information

     16 Investment Advisory Services; Administrative Services; Rule 12b-1 Distribution Plan; Custodian; Independent Accountants; Transfer Agency and Other Services

     17        Portfolio Transactions

     18        General Information

     19        Additional Information on Redemptions

     20        Tax Status

     21        Rule 12b-1 Distribution Plan

     22        Calculation of Performance Data

     23        Financial Statements

                                 PAUZE FUNDS(TM)
                PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND(TM)
                              PAUZE U.S. GOVERNMENT
                         INTERMEDIATE TERM BOND FUND(TM)
                 PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)

                                  P.O. Box 844
                           Conshohocken, PA 19428-0844
                                 1-800-327-7170
                (Information, Shareholder Services and Requests)
                                 1-888-647-5436
                              (To Purchase Shares)


                                   PROSPECTUS
                                September 1, 1998



     This prospectus presents information that a prospective investor should know about the Pauze U.S. Government Total Return Bond Fund(TM), the Pauze U.S. Government Intermediate Term Bond Fund(TM) and the Pauze U.S. Government Short Term Bond Fund(TM), three series, mutual funds (the "Funds"), of Pauze Funds(TM) (the "Trust") before investing. Each Fund seeks to provide investors with a high total return consistent with preservation of capital and liquidity within stated maturity ranges. Each Fund is designed to satisfy different needs, with its own separate and distinct portfolio of U.S. Government and/or government agency securities. Read and retain this prospectus for future reference.


     A Statement of Additional Information dated September 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from Pauze Funds(TM) upon written request at the address set forth above or by calling 1-800-327-7170.


     This prospectus covers the offering of Class B (sold subject to a contingent deferred sales charge) and Class C (sold subject to an on-going trail commission) shares of the Funds. Information on other classes of shares of the Funds offered on a different basis is available from Pauze Funds(TM) upon written request at the address set forth above or by calling 1-800-327-7170.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SUMMARY OF FEES AND EXPENSES ..............................................    3

FINANCIAL HIGHLIGHTS ......................................................    6

INVESTMENT OBJECTIVES AND CONSIDERATIONS ..................................    8

SPECIAL CONSIDERATIONS ....................................................   12

HOW TO PURCHASE SHARES ....................................................   13

ALTERNATIVE PURCHASE PLANS ................................................   16

HOW TO EXCHANGE SHARES ....................................................   18

HOW TO REDEEM SHARES ......................................................   19

12b-1 FEE .................................................................   22

MANAGEMENT OF THE FUNDS ...................................................   22

SHAREHOLDER SERVICES ......................................................   24

HOW SHARES ARE VALUE ......................................................   24

DIVIDENDS AND TAXES .......................................................   25

THE TRUST .................................................................   27

PERFORMANCE INFORMATION ...................................................   28

                          SUMMARY OF FEES AND EXPENSES


     The following summary is provided to assist you in understanding the various costs and expenses a shareholder in a Fund could bear directly and indirectly. The expense information for Class B shares of Pauze U.S. Government Total Return Bond Fund(TM) ("Total Return Fund"), Pauze U.S. Government Intermediate Term Bond Fund(TM) ("Intermediate Term Fund") and Pauze U.S. Government Short Term Bond Fund(TM) ("Short Term Fund") and Class C shares of the Short Term Fund is based on operating expenses incurred during the most recent fiscal year. The expense information for Class C shares of the Total Return Fund and the Intermediate Term Fund is based on estimates for the current fiscal year. Shareholder transaction expenses for all Funds are expressed as a percentage of the public offering price, cost per transaction or as otherwise noted.


                                                           Total Return Fund
                                                           -----------------
                                                          Class B      Class C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load                                          None         None
Maximum Contingent deferred sales charge
 (as a percentage of original purchase price
 or redemption proceeds, as applicable)(1)                 3.75%         None
Account Closing Fee (does not apply to exchanges)          $  10       $   10
Exchange fee                                                None         None


ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                             .60%         .60%
12b-1 Fees(2)                                              1.00%(3)     1.00%
Other Expenses                                             1.06%        1.06%
Total Fund Operating Expenses                              2.66%        2.66%


                                                         Intermediate Term Fund
                                                         ----------------------
                                                          Class B      Class C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load(1)                                       None         None
Maximum Contingent deferred sales charge
 (as a percentage of original purchase price
 or redemption proceeds, as applicable)                    3.75%         None
Account Closing Fee (does not apply to exchanges)          $  10        $  10
Exchange fee                                                None         None


ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                             .50%         .50%
12b-1 Fees(2)                                              1.00%(3)     1.00%
Other Expenses                                             1.46%        1.46%
Total Fund Operating Expenses                              2.96%        2.96%

                                                             Short Term Fund
                                                             ---------------
                                                          Class B      Class C
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load(1)                                       None         None
Maximum Contingent deferred sales charge
 (as a percentage of original purchase price
   or redemption proceeds, as applicable)                  3.75%         None
Account Closing Fee (does not apply to exchanges)          $  10        $  10
Exchange fee                                                None         None


ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
Management Fees                                             .50%         .50%
12b-1 Fees (2)                                             1.00%(3)     1.00%
Other Expenses (after reimbursement) (4)                   2.06%        1.76%
Total Fund Operating Expenses
  (after reimbursement) (4)                                3.56%        3.26%


     A shareholder who requests delivery of redemption proceeds by wire will be subject to a $10 charge. International wires will be higher.

                 HYPOTHETICAL EXAMPLE OF EFFECT ON FUND EXPENSES


         You would pay the following expenses on a $1,000 investment if for each year for the next ten years Fund expenses are as described above, annual return is 5% and shares are redeemed at the end of each period:



                                  CLASS B
                            -----------------
                            Total Return Fund      Intermediate Term Fund      Short Term Fund

1 year..............                $ 74                   $ 77                       $ 83
3 years.............                 125                    134                        152
5 years.............                 174                    188                        217
10 years............                 273                    310                        355

                                  CLASS C
                            -----------------
                            Total Return Fund      Intermediate Term Fund      Short Term Fund

1 year..............                $ 37                   $ 40                       $ 43
3 years.............                  93                    102                        110
5 years.............                 151                    166                        180
10 years............                 309                    338                        366


     Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be lower in percentage terms than this illustration. The examples should not be considered a representation of past or future expenses or performance. Actual expenses and performance may be more or less than those shown.
--------------------------------------------------------------------------------


(1) The maximum contingent deferred sales charge (CDSC) as set forth in the table applies to redemptions of shares within two years of purchase. The CDSC decreases after seven years, to zero, and the Class B shares convert to no-load shares. See "Alternative Purchase Plans."

(2) Long term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers.

(3) Class B shares convert to no-load shares which pay 12b-1 fees of 0.25%, not 1.0%. See "Alternative Purchase Plans."


(4) Absent reimbursement by the Adviser, other expenses and total expenses of the Short Term Fund for the fiscal year ended April 30, 1998 would have been 1.99% and 3.49%, respectively, for Class C shares.

                              FINANCIAL HIGHLIGHTS


     The following condensed financial information for the year ended April 30, 1998 has been audited by Tait, Weller & Baker, the Funds' independent accountants. Other independent accountants audited the financial information for the period from each Fund's commencement of operations through April 30, 1997. The information should be read in conjunction with the audit report and financial statements included in the 1998 Annual Report to Shareholders. In addition to the data set forth below, further information about performance of the Funds is contained in the Annual Report which may be obtained without charge from the Funds' distributor. The presentation is for a share outstanding throughout each period ended April 30.


U.S. Government Total Return Bond Fund                          CLASS B
                                                           1998        1997(1)
                                                         --------     --------
Net asset value, beginning of Period                     $   9.84     $  10.00
Net Investment Income                                        0.36         0.27
Realized and Unrealized Gains (Losses)
  on Investments                                             1.40        (0.16)
Dividends from Net Investment Income                        (0.36)       (0.27)
Distributions from Capital Gains                            (0.83)          --
Liquidations from Capital                                      --           --
Net Asset Value End of Period                            $  10.41     $   9.84
Total Return                                                18.16%        1.09%
Net Assets End of Period (000)                           $    280     $    387
Ratio of Expenses to Average Net Assets                      2.66%        2.33%
Ratio of Net Investment Income to Average
  Net Assets                                                 3.41%        3.82%
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                        2.66%        2.33%
Ratio of Net Investment income
  to Average Net Assets (Excluding Waivers)                  3.41%        3.82%
Portfolio Turnover Rate                                    251.66%       76.45%


U.S. Governemnt Intermediate Term Bond Fund                      CLASS B
                                                           1998        1997(1)
                                                         --------     --------
Net Asset Value Beginning of Period                      $   9.74     $  10.00
Net Investment Income                                        0.26         0.18
Realized and Unrealized Gains (Losses)
  on Investments                                             0.43        (0.15)
Dividends from Net Investment Income                        (0.26)       (0.17)
Distributions from Capital Gains                            (0.05)       (0.12)
Liquidations from Capital                                      --           --
Net Asset Value End of Period                            $  10.12     $   9.74
Total Return                                                 7.13%        0.32%
Net Assets End of Period (000)                           $    442     $  1,418
Ratio of Expenses to Average Net Assets                      2.96%        3.18%
Ratio of Net Investment Income to Average
  Net Assets                                                 2.55%        2.64%
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                        2.96%        3.20%
Ratio of Net Investment income
  to Average Net Assets (Excluding Waivers)                  2.55%        2.62%
Portfolio Turnover Rate                                    259.92%      447.36%


U.S. Government Short Term Bond Fund                              CLASS B
                                                          1998(2)      1997(1)
                                                         --------     --------

Net Asset Value Beginning of Period                      $   9.96     $  10.00
Net Investment Income                                        0.13         0.13
Realized and Unrealized Gains (Losses)
  on Investments                                             0.07        (0.03)
Dividends from Net Investment Income                        (0.13)       (0.13)
Distributions from Capital Gains                               --        (0.01)
Liquidations from Capital                                  (10.03)**       --
Net Asset Value End of Period                                  --     $   9.96
Total Return                                                 1.99%        1.05%
Net Assets End of Period (000)                                 --     $    177
Ratio of Expenses to Average Net Assets                      3.56%        3.85%
Ratio of Net Investment Income to Average
  Net Assets                                                2.01%        1.96%
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                        3.56%        6.01%
Ratio of Net Investment income (Loss)
  to Average Net Assets (Excluding Waivers)                  2.01%       (0.20)%
Portfolio Turnover Rate                                     47.19%      395.58%


U.S. Government Short Term Bond Fund                              CLASS C
                                                           1998        1997(3)
                                                         --------     --------

Net Asset Value Beginning of Period                      $   9.91     $  10.00
Net Investment Income                                        0.22         0.09
Realized and Unrealized Gains (Losses)
  on Investments                                             0.07        (0.10)
Dividends from Net Investment Income                        (0.22)       (0.08)
Distributions from Capital Gains                               --           --
Liquidations from Capital                                      --           --
Net Asset Value End of Period                            $   9.98     $   9.91
Total Return                                                 2.93%       (0.07)%
Net Assets End of Period (000)                           $    158     $    302
Ratio of Expenses to Average Net Assets                      3.26%        3.53%
Ratio of Net Investment Income to Average
  Net Assets                                                 2.22%        1.74%
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                        3.49%        5.55%
Ratio of Net Investment income (Loss)
  to Average Net Assets (Excluding Waivers)                  2.00%       (0.28)%
Portfolio Turnover Rate                                     47.19%      255.61%

** Effective December 19, 1997, the sole shareholder liquidated all Class B Shares.
(1) Commenced operations on September 3, 1996. All ratios, except total return, for the period have been annualized.
(2) For the period May 1, 1997 to December 19, 1997. All ratios, except total return, for the period have been annualized.
(3) Commenced operations on November 7, 1996. All ratios, except total return, for the period have been annualized.



                    INVESTMENT OBJECTIVES AND CONSIDERATIONS

     Pauze Funds(TM) (the "Trust") offers investors three fixed income funds which seek to provide investors with a high total return (interest income plus or minus realized and unrealized capital appreciation and depreciation) consistent with preservation of capital and liquidity: the Pauze U.S. Government Total Return Bond Fund(TM) (the "Total Return Fund"); the Pauze U.S. Government Short Term Bond Fund(TM) (the "Short Term Fund"); and the Pauze U.S. Government Intermediate Term Bond Fund(TM) (the "Intermediate Term Fund"). The investment advisor to the Funds is Pauze, Swanson & Associates Investment Advisors, Inc. d/b/a Pauze Swanson Capital Management Co.(TM) (the "Advisor"). Each Fund is designed to satisfy different needs, with its own separate and distinct portfolio of U.S. Government and/or government agency securities within prescribed maturity ranges. There is no assurance that a Fund will be able to achieve its investment objective.

PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND(TM)

     The Total Return Fund's investment objective is to achieve a rate of total return (interest income plus or minus realized and unrealized capital appreciation and depreciation) above the rate of other funds by investing exclusively in securities backed by the full faith and credit of the United States Government.

     It is the investment policy of the Fund to invest exclusively in debt securities that are backed by the full faith and credit of the United States Government. Eligible securities may be issued by the United States Government or by an agency of the United States Government provided they are backed by the full faith and credit of the United States Government. The Fund may also invest in repurchase agreements collateralized by such securities. Eligible securities may be of varying maturities, based upon the Advisor's perception of market conditions, with no stipulated average maturity or duration.

     The United States Government's guarantee of ultimate payment of principal and timely payment of interest of the United States Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

PORTFOLIO SECURITIES

     United States Treasury securities are backed by the full faith and credit of the United States Government. These securities differ only in their interest rates, maturities, timing of interest payments, and times of issuance. Treasury bills have initial maturities of one year or less, do not make semi-annual interest payments, and are purchased or sold at a discount from their face value; Treasury notes have initial maturities of one to ten years and pay interest semiannually; and Treasury bonds generally have initial maturities of greater than ten years and pay interest semi-annually.

     Among the bonds that may be purchased are GNMA Certificates (popularly called "Ginnie Maes"). Ginnie Maes are backed by the full faith and credit of the United States Government. Ginnie Maes are mortgage-backed securities representing part ownership of a pool of mortgage loans which are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veterans' Administration. The Fund may invest in Ginnie Maes of the "fully modified pass-through" type which are guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association, a United States Government corporation. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when a holder of the mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying securities vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid and may result in a loss. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other United States Government securities.

     The Fund may also invest up to 5% of its assets in bonds that are "zero coupon" United States Government securities (which have been stripped of their unmatured interest coupons and receipts) or in certificates representing undivided interests in stripped United States Government securities and coupons. The Fund will only invest in "zeros" which are issued by the United States Treasury and not those issued by broker-dealers or banks. The Fund will not invest in Interest Only or Principal Only ("IOs" or "POs") mortgage-backed securities or derivative products. Zero coupon securities tend to be more sensitive to changes in interest rates than other types of United States Government securities. As a result, a rise or fall in interest rates will have a more significant impact on the market value of these securities. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is accrued as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets, or, if necessary, from the proceeds of sales of portfolio securities.

PORTFOLIO MANAGEMENT

     The Advisor will seek above average total return by restructuring the average duration of the Fund's portfolio securities to take advantage of anticipated changes in interest rates. When the Advisor believes that interest rates will fall, it will lengthen the average duration of the Fund's portfolio securities to earn greater capital appreciation. When the Advisor believes that interest rates will rise, it will shorten the average duration of the Fund's portfolio securities to reduce capital depreciation and preserve capital.

     Duration is the weighted average life of a fund's debt instruments measured on a present-value basis. It is generally superior to average weighted maturity as a measure of a fund's potential volatility due to interest rate changes.

     Unlike a fund's average weighted maturity, which takes into account only the stated maturity date of the fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

     In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4 year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

     The Fund's success at achieving its investment objective is dependent upon the Advisor correctly forecasting future changes in interest rates. The Advisor uses extensive fundamental and technical analysis to formulate interest rate forecasts. However, there is no assurance that the Advisor will successfully forecast interest rates and, if its forecasts are wrong, the Fund may suffer a loss of principal or fail to fully participate in capital appreciation and the Fund may not have a yield as high as it might have otherwise.

PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND(TM)

     The Intermediate Term Fund has the same objective and policies as set forth above except that (i) in addition to restructuring the average duration of the Fund's portfolio, it will maintain an average weighted portfolio maturity between three and ten years; (ii) it may invest in securities issued by U.S. Government agencies that are not backed by the full faith and credit of the U.S. Treasury; and (iii) it may invest in financial futures and related options to hedge the portfolio assets in the Fund.

PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)

     The Short Term Fund has the same objective and policies as set forth above except that (i) in addition to restructuring the average duration of the Fund's portfolio, it will maintain an average weighted portfolio maturity between one and three years; (ii) it may invest in securities issued by U.S. Government agencies that are not backed by the full faith and credit of the U.S. Treasury; and (iii) it may invest in financial futures and related options to hedge the portfolio assets in the Fund.

FUTURES CONTRACTS AND OPTIONS

     The Short Term Fund and the Intermediate Term Fund each may invest in futures contracts and option contracts; provided, 1) not more than 2.5% of the Fund's assets are required as initial margin and premiums required to establish such positions, and 2) the obligations under such contracts or transactions represent not more than 100% of the Fund's assets.

     Futures contracts and options may be used for several reasons: to hedge securities held to effectively reduce the average weighted maturity; to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. Neither Fund may use futures contracts or options transactions to leverage assets.

FUTURES CONTRACTS AND OPTIONS POSE CERTAIN RISKS

     The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the U.S. Government securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

OBJECTIVE AND POLICY NOT FUNDAMENTAL


     Neither the investment objective nor the investment policies of the Funds as set forth above are fundamental, and they may be changed by the Board of Trustees without shareholder approval. Any such change may result in a Fund having an investment objective or investment policies different from what the shareholder considered appropriate at the time of investment in the Fund. Shareholders will be notified in writing at least 30 days prior to any material change either to a Fund's investment objective or its investment policies. The investment limitations of a Fund set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.


REPURCHASE AGREEMENTS


     Each Fund may invest a portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities, (with respect to the Total Return Fund, backed by the full faith and credit of the U.S. government) the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters insolvency proceedings, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declines prior to liquidation. To minimize the risk of loss, each Fund will enter into repurchase agreements only with institutions and dealers which are considered creditworthy.


LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash and United States Government securities) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

                             SPECIAL CONSIDERATIONS

INTEREST RATE SENSITIVITY

     The investment income of each Fund is based on the income earned on the securities it holds, less expenses incurred; thus, a Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. For example, the investment income of a Fund may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on the then current investments.

     Generally, the value of the securities held by a Fund, and thus the net asset value ("NAV") of the Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income securities, and thus the NAV per share of the Fund, may be expected to decline. If the Advisor incorrectly forecasts interest rates, both the rate of return and the NAV of the Fund may be adversely affected. As an example, if the Advisor forecasts that interest rates are generally to go up, and accordingly shortens the maturities of the instruments within the Fund and interest rates in fact go down, then the interest income gained by the Fund will be less than if the Fund had not shortened its maturities. Additionally, any capital gain that might have been achieved because of the longer maturities would be less with the shorter maturities. Additionally, should the Advisor incorrectly forecast that interest rates are generally going down, lengthen the maturities of the instruments within the Fund and interest rates in fact go up, then the value of the longer maturities would decline more than those of the shorter maturities. Thus, the NAV would also decline more. There is no assurance that the Advisor will be correct in its forecast of changes in interest rates nor that the strategies employed by the Advisor to take advantage of changes in the interest rate environment will be successful, and thus there is no assurance that a Fund will achieve its investment objective.

BORROWING


     Each Fund may borrow from a bank up to 33 1/3% of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) as a temporary measure for extraordinary purposes. To the extent that a Fund borrows money prior to selling securities, the Fund may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark index. Each Fund will repay any money borrowed in excess of 33 1/3% of the value of its total assets prior to purchasing additional portfolio securities.


WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase debt obligations on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement period, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued basis or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

                             HOW TO PURCHASE SHARES

     This prospectus covers shares of the Funds offered subject to a contingent deferred sales charge (Class B) and subject to an ongoing trail commission (Class C). The minimum initial investment is $1,000. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in an automatic investment plan is $100 and the minimum subsequent investment pursuant to such a plan is $30 per month per account.

     Shares of the Funds are offered continuously through the Trust's principal underwriter, Declaration Distributors, Inc. (the "Distributor") and through other participating broker-dealers or banks that have dealer agreements with the Distributor. The participating broker-dealers receive commissions consisting of that portion of the sales load remaining after the dealer concession is paid to the representative. Such broker-dealers may be deemed to be underwriters pursuant to the Securities Act of 1933.


     Shares of the Trust may be purchased through a registered representative of a participating dealer or a participating bank ("Representative") by placing an order for Fund shares with your Representative, and arranging for your payment. If you are investing in a Fund for the first time, you will need to set up an account. Your Representative will help you fill out and submit an application (a copy of which accompanies this Prospectus).


     Shares of a Fund may be purchased at a price equal to their net asset value per share next determined after receipt of an order. When you place an order for a Fund's shares, you must specify which class of shares you wish to purchase. See "Alternative Purchase Plans."

     All purchase orders received by the Distributor prior to the close of regular trading on the Exchange -- generally 4:00 p.m., Eastern time -- will be executed at that day's offering price. All purchase orders accepted after the offering price is determined will be executed at the offering price determined as of the close of regular trading on the Exchange on the next trading day.

     You may also invest in the following ways:

     BY MAIL: Send your  application  and check or money order,  made payable to
the  Fund,  to  Declaration  Service  Company,   P.O.  Box  844,   Conshohocken,
Pennsylvania 19428-0844.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above.

Third party checks will not be accepted; and the Trust reserves the right to refuse to accept second party checks.

     BY TELEPHONE: Once your account is open, you may make investments by telephone by calling 1-800-327-7170. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value.

     Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in any Fund retirement account administered by the Administrator or its agents.

     BY WIRE:  You may make your initial or subsequent  investments  in Funds by
wiring  funds.   To  do  so,  call  the  Investor   Information   Department  at
1-800-327-7170 for a confirmation number and wiring instructions.

     To assure proper receipt, please be sure your bank included the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Registration Form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.
Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

     The wired funds must be credited to the Fund's account by 4:00 p.m. (Eastern time) in order to be applied to purchase shares on that day. There are no wire fees charged by the Trust for purchases of $1,000 or more. A $10 wire fee will be charged by the Trust on wire purchases of less than $1,000. Your bank may charge wire fees for this service.

     BY AUTOMATIC INVESTMENT PLAN: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing Pauze Funds to draw on your bank account regularly by check for as little as $30 a month beginning within thirty (30) days after the account is opened. You should inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment any time by written instruction received by Pauze Funds at least five business days before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. Pauze Funds(TM) reserves the right to reject any application or investment. Orders become effective as of 4:00 p.m., Eastern time, Monday through Friday, exclusive of business holidays.

     Fees and charges associated with purchasing shares of the Funds are set forth in the Trust's prospectuses. However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

     If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

     If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to canceling the purchase. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares already owned by any purchaser whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process. In such instances, any amounts charged to the Trust for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

                            TAX IDENTIFICATION NUMBER

     The Trust is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gains distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.

                                  CERTIFICATES

     When you open your account, Pauze Funds(TM) will send you a confirmation statement, which will be your evidence that you have opened an account with Pauze Funds(TM). The confirmation statement is non-negotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. Pauze Funds(TM) has determined that it will not issue negotiable stock certificates.

                           ALTERNATIVE PURCHASE PLANS

     The Trust offers two purchase plans by this prospectus.

     The first plan offers Class B shares with a contingent deferred sales charge ("CDSC"). Under this plan all of the purchase payment for Class B shares is immediately invested in the Fund. The Advisor pays the Distributor a fee or commission of 3.75% and is reimbursed by the Fund over time by charging an additional Rule 12b-1 fee of .75% to the Class B shares. The Distributor pays the participating broker-dealer's fee or commission of 3.25%, which may be increased or decreased in certain circumstances. In order to assure that the Advisor is reimbursed for funding the broker-dealer's fee, redemption of Class B shares are subject to a declining CDSC as follows:


         year 1            3.75%
         year 2            3.75%
         year 3            3.25%
         year 4            2.75%
         year 5            2.25%
         year 6            1.75%
         year 7            1.25%
         Thereafter        -0-


     NOTE: Class B shares convert to no-load shares when CDSC expires. Each investment would be considered a new investment for calculating the amount of any CDSC.


     A CDSC is imposed on Class B shares if, within the time frames set forth, you redeem an amount that causes the current value of your account to fall below the total dollar amount of Class B shares purchased subject to the CDSC. The CDSC will not be imposed on the redemption of Class B shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed Class B shares above the original purchase price. Thus, the CDSC will be imposed on the lower of net asset value or purchase price. Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSC. When calculating the CDSC, it will be assumed that the redemption is made first of Class B shares acquired as dividends, second of shares that have been held for over the prescribed time and finally of shares held for less than the prescribed time. When the CDSC fees become zero, the Class B shares convert to no-load shares and are not subject to additional Rule 12b-1 fees other than the base fee of 0.25%.

     The second plan offers Class C shares where all of the purchase payment for Class C shares is immediately invested in the Fund. To compensate the broker-dealer for its sales and promotional efforts, plus its continuing service to the Fund's shareholder the Fund pays the broker-dealer a continuing annual fee of 0.75% (a distribution fee) of Fund assets attributable to Class C shares; and, if the broker-dealer provides additional Shareholder services, it may receive a servicing fee of up to 0.25% of fund assets attributed to Class C shares. These fees are paid pursuant to the Fund's Rule 12b-1 Plan.

     The alternative purchase plans offered by the Trust enable you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in a Fund, the accumulated continuing distribution and services fees on Class C shares would exceed the accumulated Rule

12b-1 fees plus the CDSC on B shares purchased at the same time. Representatives may receive different compensation for sales of Class B shares than sales of Class C shares.

     Class B shares are subject to lower Rule 12b-1 fees after they convert to no-load shares and, accordingly, are expected to receive correspondingly higher dividends on a per share basis. You may wish to purchase Class B shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and services fees on Class C shares eventually would exceed the initial sales load plus the continuing services fee on Class B shares during the life of your investment.


     Each Fund offers a third class of shares by a separate prospectus. Each class has different sales charges and expenses, which will affect performance. Information on shares of the Funds offered on a different basis is available from the Trust upon written request at the address set forth below or by calling 1-800-327-7170.


                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging some or all of your shares for shares of the same class of any other of the Pauze Funds(TM) which are properly registered for sale in your state. An exchange involves the simultaneous redemption (sale) of shares of one Fund and purchase of shares of another Fund at the respective closing net asset value and is a taxable transaction.

     BY TELEPHONE: You may direct Pauze Funds(TM) to exchange your shares by calling toll free 1- 800-327-7170. In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation, and tape recording conversations); and if the Fund and/or its Transfer Agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

     BY MAIL: You may direct Pauze Funds(TM) in writing to exchange your shares. The request must be signed exactly as the name appears on the registration. (Before writing, read "Additional Information About Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Fund whose shares are being acquired.

     (2) There is no charge for exchanges. However, the Trust reserves the right to impose a $5 charge, which would be paid to the Transfer Agent, for each exchange transaction out of any fund account, to cover administrative costs associated with handling these exchanges.

     (3) As with any other redemption, the Fund reserves the right to hold redemption proceeds for up to seven days. In such event, the purchase side of the exchange transaction will also be delayed. You will be notified immediately if a Fund is exercising said right.

     (4) Shares may not be exchanged unless you have furnished Pauze Funds(TM) with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number.

     (5) The exchange privilege may be modified or terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. The Trust redeems shares at the net asset value next determined after it has received and accepted a redemption request in proper order. Redemption requests must be received prior to the time the next determined net asset value per share is computed -- generally 4:00 p.m. Eastern time, Monday through Friday, to be effective that day.

     BY MAIL: Send your written request for redemption in proper form to Declaration Service Company, P.O. Box 844, Conshohocken, Pennsylvania 19428-0844. For express or registered mail, send your request to Declaration Service Company, Suite 6160, 555 North Lane, Conshohocken, Pennsylvania 19428. To be in "proper order" requires delivery to the Transfer Agent of:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) signature guarantees when required (see "Signature Guarantee" page 20); and

     (3) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

     BY TELEPHONE: Redemptions may be made by telephone, provided you have completed the Telephone Redemption Authorization section of the purchase application. Upon proper authority and instruction, redemptions will be wired (for a separate bank wire charge) to the bank account identified on the account registration or, for amounts of $15,000 or less, redemptions will be mailed to the address on the account registration. In connection with telephone redemptions, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Fund or its Transfer Agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-327-7170.

SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Transfer Agent at 1-800-327- 7170 to determine whether the entity that will guarantee the signature is an eligible guarantor.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

     BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing of any change of address.

     BY WIRE: You may authorize the Trust to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption or have completed the banking information portion of the Telephone Redemption Authorization on the purchase application. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     (1) Redemptions of Class B shares of the Funds may be subject to a CDSC if the shares are redeemed within the holding period prescribed in the applicable Distribution Plan. See "Alternative Purchase Plans" for the applicable holding period.

     (2) The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     (3) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     (4) The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders.

     (5) Excessive short term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Trust has reserved the right to refuse investments from shareholders who engage in short term trading.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The account closing fee does not apply to exchanges between the Funds.

     The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. When a shareholder closes an account, the Fund must continue to carry the account on its books, maintain the account records and complete year-end tax reporting. With no assets, the account cannot pay its own expenses and imposes an unfair burden on remaining shareholders.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month which is deducted the next business day. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equitably among shareholders.

     Active automatic investment plan, UGMA/UTMA, and retirement plan accounts administered by the Administrator or its agents or its affiliates will not be subject to the small account charge.

     In order to reduce expenses of a Fund, the Trust may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan accounts, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

                                    12B-1 FEE

     A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for each Fund, with separate provisions for each class of shares. With respect to the shares offered by this prospectus, each plan provides that a Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the Fund's average net assets (1/12 of 0.25% monthly) to persons or institutions for performing certain servicing functions for Fund shareholders. These fees will be paid periodically and will generally be based on a percentage of the value of Fund shares held by the institution's clients. The distribution plans allow the Funds to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. With respect to Class B shares and Class C shares the distribution plans allow the use of Fund assets allocable to those shares to be used to pay additional Rule 12b-1 fees of up to 0.75% of said assets (1/12 of 0.75% monthly) to cover fees paid to broker-dealers for sales and promotional services. See "Alternative Purchase Plans" at page 16 and "12b-1 Plan of Distribution" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

TRUSTEES

     The business and affairs of the Funds are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers of the Trust.

THE INVESTMENT ADVISOR


     Pauze, Swanson & Associates Investment Advisors Inc. d/b/a Pauze Swanson Capital Management Co.(TM) (the "Advisor"), 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, under an investment advisory agreement with the Trust dated November 1, 1993, furnishes investment advisory and management services to the Funds. The Advisor is a Texas corporation which was registered with the Securities and Exchange Commission as an Advisor in December 1993. Mr. Philip C. Pauze, President and controlling shareholder of the Advisor, is primarily responsible for the day-to-day management of each Fund's portfolio. He has managed the Total Return Fund since commencement of operations in January 1994, the Pauze Tombstone Fund(TM) since May 1997 and the Short Term and Intermediate Term Funds since January 1998. Mr. Pauze has specialized in managing portfolios of United States Government securities for trusts, small institutions, and retirement plans since 1985. Mr. Pauze assisted the California Funeral Directors Association in establishing the California Master Trust (the "CMT") and has been its financial consultant since inception. CMT's investment performance has been highly rated by independent evaluators. In addition to the CMT, Mr. Pauze serves as the financial consultant to the government bond portfolio of the Pennsylvania Funeral Trust, to the American Funeral Trust, a nationwide funeral trust, and to the California and Pennsylvania Funeral Directors Association's Retirement Plans.




     The Advisor furnishes an investment program for the Funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Funds. The Advisory Agreement with the Trust provides for each Fund to pay the Advisor an annual management fee equal to a percentage of the Fund's average net assets (1/12 of the applicable percentage monthly) as follows: Total Return Fund 0.60% on the first $100 million, 0.50% on the next $150 million, 0.45% on the next $250 million and 0.40% on net assets in excess of $500 million; Intermediate Term Fund, 0.50%; and Short Term Fund, 0.50%.

THE ADMINISTRATOR

     Declaration Service Company, ("DSC" or "Administrator") P.O. Box 844, Conshohocken, PA 19428-0844, under an Administration Agreement with the Trust dated February 13, 1996, generally administers the affairs of the Trust. Terence
P. Smith, President of DSC, has been a Trustee of the Trust since February 13, 1996.

     Under the Administration Agreement, the Administrator, subject to the overall supervision and review of the Board of Trustees of the Trust, supervises parties (other than the Advisor) providing services to the Trust, provides the Trust with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Administration Agreement provides for the Trust to pay the Administrator an annual fee of $196,000, which is allocated among all of the funds of the Trust. DSC also provides transfer agency, dividend disbursing and accounting services to the Funds for which it receives separate compensation.



THE DISTRIBUTOR

     On February 13, 1996, pursuant to the Fund's Distribution Plan, the Trust entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI"), an affiliate of DSC, pursuant to which DDI has agreed to act as the Trust's agent in connection with the distribution of Fund shares - - including acting as agent in states where designated agents are required, reviewing and filing all advertising and promotional materials and monitoring and reporting to the Board of Trustees on Trust distribution plans. For such services, DDI will be paid a fixed annual fee of $20,000 and will be reimbursed for expenses incurred on behalf of the Trust. The Advisor is committed to pay all sums, if any, that exceed the amount allowed under the Fund's 12b-1 Plan.

     The Trust pays all other expenses for its operations and activities. As the Trust adds other series in the future, then the Fund will pay its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                              SHAREHOLDER SERVICES

     DSC acts as transfer and dividend paying agent for all Fund accounts. Simply write or call the Investor Information Department at 1-800-327-7170 for prompt service on any questions about your account.

CONFIRMATION STATEMENTS

     Shareholders normally will receive a yearly confirmation statement and after each transaction showing the activity in the account. However, when account activity is produced solely from dividend reinvestment, confirmation statements will be mailed only on a monthly basis.

OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include, but are not limited to:

     (1)  payroll deduction plans, including military allotments;
     (2)  custodial accounts for minors;
     (3)  a flexible, systematic withdrawal plan; and
     (4)  various   retirement  plans  such  as  IRA,   403(b)(7),   401(k)  and
          employer-adopted defined benefit and defined contribution plans.

     There is an annual charge for each retirement plan fund account with respect to which a service provider acts as custodian. If this charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-327-7170.

                              HOW SHARES ARE VALUED


     Shares of a Fund are purchased or redeemed on a continuing basis at their next determined net asset value per share. The net asset value per share of each class of a Fund is calculated separately by DSC. Net asset value per share is determined and orders become effective as of 4:00 p.m., Eastern time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the aggregate fair value of the class of share's proportionate share of a Fund's assets, less the class of share's liabilities, by the total number of shares outstanding. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     The value of the Fund's assets is determined in accordance with certain procedures and policies established by the Board of Trustees. All securities (except securities with less than 60 days to maturity and repurchase agreements) held by the Fund are valued based on an independent pricing service; and, in the event such service is not available, at the mean between the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Short term investments with maturities of 60 days or less at the time of purchase, or which subsequently are within 60 days of maturity, ordinarily are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If the Advisor determines that amortized cost does not reflect fair value of a security, the Board may select an alternative method of valuing the security.


                               DIVIDENDS AND TAXES

     The Trust/each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.


     Dividends and capital gains will be calculated and distributed in the same manner for all classes of shares of the Funds. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees. Dividends consisting of substantially all of the net income are declared and paid monthly.


     All income dividends and capital gains distributions are normally reinvested, without charge, in additional full and fractional no-load shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gains distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gains distributions in Fund shares and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gains distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on the 181st day, and the distribution option will be changed to "reinvest."

     At the time of purchase, the share price of the Fund may reflect undistributed net investment income, capital gains or unrealized appreciation of securities. Any dividend or capital gains distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these capital gains distributions are fully taxable.

     The Fund is subject to a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.

     Dividends from taxable net investment income and distributions of net short term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. None of the dividends paid by the Fund are expected to qualify for the 70% dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held his shares.

     Under Federal law, the income derived from obligations issued by the United States Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders provided applicable diversification/threshold limits and reporting requirements are satisfied.

     Each January, the Fund will report to its shareholders as to the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.

     In connection with the conversion of Class B shares to no-load shares when the CDSC expires, the Fund believes the conversion is tax-exempt. Shareholders may wish to consult with their own tax advisors. If in the future the Fund believes the conversion may be taxable, it will advise the Shareholders accordingly.


     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this Prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities. To assist in this regard, each January the Fund will provide shareholders with a breakdown of Fund income for the year.


                                   THE TRUST

     The Pauze Funds(TM) (the "Trust") is an open-end management investment company, which may consist of numerous separate, diversified portfolios each of which has its own investment objectives and policies.


     The Trust was formed October 15, 1993, as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or to divide the shares of any series into classes. In addition to the three series offered by this Prospectus, one other series (the Pauze Tombstone Fund) is authorized. Each series offered by this Prospectus is authorized to issue four classes of shares. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.


     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required; however, the Trustees may call meetings to take action on matters which require shareholder vote and other matters which Trustees determine shareholder vote is necessary or desirable.

     Shareholders elect the Trustees of the Trust. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may appoint
Trustees to fill vacancies, including vacancies caused by an increase in the number of Trustees by action of the Board of Trustees.

     Whether appointed or elected, a Trustee serves as Trustee of the Trust for a period of six years. Notwithstanding the foregoing, the Trustees' terms are staggered so that the terms of at least 25% of the Board of Trustees will expire every three years. A Trustee whose term is expiring may be re-elected.


     On any matter submitted to shareholders, shares of the portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. On matters affecting an individual class of shares, a separate vote of shareholders of the class is required. The SAI lists persons owning or controlling more than 5% of the shares of any series or class. As of August 1, 1998, the CMT may be deemed to control each of the Funds and the Trust as a result of its beneficial ownership of Fund shares.


     The portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                             PERFORMANCE INFORMATION


     A Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the maximum contingent sales charge (for Class B shares). The results do not take into account charges for optional services which involve nominal fees (such as wire redemption fees).


     A Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized.


     The standard total return and yield results for another class may not take into account the additional Rule 12b-1 fees for Class B and Class C shares. The performance of Class B and Class C shares will be lower than that of the other class of shares. Further, the results for other classes may not take into account the CDSC for the Class B shares. These fees have the effect of reducing the actual return realized by shareholders.

     A Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of a Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales charge, or charges for optional services which involve nominal fees, which would reduce the quoted performance if included. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     A Fund may also include in advertisements data comparing performance with bond or other indices, or with other mutual funds (as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds). For example, a Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely recognized independent service which monitors the performance of mutual funds, to Morningstar's Mutual Fund Values, to Moody's Bond Survey Bond Index, or to the Consumer Price Index. Performance information and rankings as reported in Changing Times, Business Week, Institutional Investor, the Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money Magazine, Forbes, Fortune and Barrons magazine may also be used in comparing performance of a Fund.

     THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN AND YIELDS QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN OR YIELDS WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.

                                 PAUZE FUNDS(TM)

                PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND(TM)
              PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND(TM)
                 PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)
                     14340 Torrey Chase Boulevard, Suite 170
                              Houston, Texas 77014

                               INVESTMENT ADVISOR
                    Pauze Swanson Capital Management Co.(TM)
                     14340 Torrey Chase Boulevard, Suite 170
                              Houston, Texas 77014

                         ADMINISTRATOR & TRANSFER AGENT
                           Declaration Service Company
                                  P.O. Box 844
                           Conshohocken, PA 19428-0844

                                   DISTRIBUTOR
                         Declaration Distributors, Inc.
                                  P.O. Box 844
                             Conshohocken, PA 19428

                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202


                                   ACCOUNTANTS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                       Brown, Cummins & Brown Co., L.P.A.
                        3500 Carew Tower, 441 Vine Street
                              Cincinnati, OH 45202


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or the Fund's Statement of Additonal Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

      Be Sure to Retain This Prospectus. It Contains Valuable Information.

                                 PAUZE FUNDS(TM)
                PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND(TM)
                              PAUZE U.S. GOVERNMENT
                         INTERMEDIATE TERM BOND FUND(TM)
                 PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)
                                  P.O. Box 844
                           Conshohocken, PA 19428-0844
                                 1-800-327-7170
                (Information, Shareholder Services and Requests)
                                 1-888-647-5436
                              (To Purchase Shares)
                                   PROSPECTUS
                                September 1, 1998


     This prospectus presents information that a prospective investor should know about the Pauze U.S. Government Total Return Bond Fund(TM), the Pauze U.S. Government Intermediate Term Bond Fund(TM) and the Pauze U.S. Government Short Term Bond Fund(TM), three series, mutual funds (the "Funds"), of Pauze Funds(TM) (the "Trust") before investing. Each Fund seeks to provide investors with a high total return consistent with preservation of capital and liquidity within stated maturity ranges. Each Fund is designed to satisfy different needs, with its own separate and distinct portfolio of U.S. Government and/or government agency securities. Read and retain this prospectus for future reference.

     A Statement of Additional Information dated September 1, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement is available free from Pauze Funds(TM) upon written request at the address set forth above or by calling 1-800-327-7170.


     This prospectus covers shares of the Funds offered on a no-load basis. Information on other classes of shares of the Funds offered on a different basis is available from Pauze Funds(TM) upon written request at the address set forth above or by calling 1-800-327-7170.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SUMMARY OF FEES AND EXPENSES................................................   3
FINANCIAL HIGHLIGHTS........................................................   5
INVESTMENT OBJECTIVES AND CONSIDERATIONS....................................   7
SPECIAL CONSIDERATIONS......................................................  12
HOW TO PURCHASE SHARES......................................................  13
HOW TO EXCHANGE SHARES......................................................  16
HOW TO REDEEM SHARES........................................................  17
12b-1 FEE...................................................................  20
MANAGEMENT OF THE FUNDS.....................................................  20
SHAREHOLDER SERVICES........................................................  22
HOW SHARES ARE VALUED.......................................................  23
DIVIDENDS AND TAXES.........................................................  23
THE TRUST...................................................................  25
PERFORMANCE INFORMATION.....................................................  26

                          SUMMARY OF FEES AND EXPENSES


     The following summary is provided to assist you in understanding the various costs and expenses a shareholder in a Fund could bear directly and indirectly. The expense information for no-load shares of Pauze U.S. Government Total Return Bond Fund(TM) ("Total Return Fund"), Pauze U.S. Government Intermediate Term Bond Fund(TM) ("Intermediate Term Fund") and Pauze U.S. Government Short Term Bond Fund(TM) ("Short Term Fund") is based on operating expenses incurred during the most recent fiscal year. Shareholder transaction expenses for all Funds are expressed as a percentage of the public offering price, cost per transaction or as otherwise noted.

                                                   Total      Int.        Short
                                                  Return      Term        Term
                                                   Fund       Fund        Fund

Shareholder Transaction Expenses
Maximum Sales Load                                 None        None       None
Redemption Fee                                     None        None       None
Account Closing Fee (does not apply
to exchanges)                                       $10         $10        $10
Exchange Fee                                       None        None       None
Annual Fund Operating Expenses
  (as a percentage of net assets)
Management Fees                                    .60%        .50%       .50%
12b-1 Fees                                         .25%        .25%       .25%
Other Expenses (AFTER REIMBURSEMENT)               .80%       1.42%      1.67%1
Total Fund Operating
Expenses (AFTER REIMBURSEMENT)                    1.65%       2.17%      2.42%1


     Except for active automatic investment, UGMA/UTMA and retirement accounts, if an account falls, for any reason other than market fluctuations, below $1,000 at any time during a month, that account will be subject to a small account charge of $5 for that month. See "Small Accounts" on page 28.

     A shareholder who requests delivery of redemption proceeds by wire will be subject to a $10 charge. International wires will be higher.


1 Absent reimbursement by the Adviser, other expenses and total expenses of the Short Term Fund for the fiscal year ended April 30, 1998 would have been 1.90% and 2.65%, respectively.

                 HYPOTHETICAL EXAMPLE OF EFFECT ON FUND EXPENSES


     You would pay the following expenses on a $1,000 investment if for each year for the next ten years Fund expenses are as described above, annual return is 5% and shares are redeemed at the end of each period:

                            Total       Intermediate       Short
                           Return           Term            Term
                            Fund            Fund            Fund

1 year                      $ 27            $ 32            $ 35
3 years                       62              78              85
5 years                      100             126             139
10 years                     205             260             286

     Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses will be lower in percentage terms than this illustration. The examples should not be considered a representation of past or future expenses or performance. Actual expenses and performance may be more or less than those shown.




                              FINANCIAL HIGHLIGHTS


     The following condensed financial information for the year ended April 30, 1998 has been audited by Tait, Weller & Baker, the Funds' independent accountants. Other independent accountants audited the financial information for the period from the commencement of each Fund's operations through April 30, 1997. The information should be read in conjunction with the audit report and financial statements included in the 1998 Annual Report to Shareholders. In addition to the data set forth below, further information about the performance of the Funds is contained in the Annual Report which may be obtained without charge from the Funds' distributor. The presentation is for a share outstanding throughout each period ended April 30.

U.S. Government Total Return Bond Fund

                                                 1998          1997          1996           1995(2)*        1994(1)
                                              ---------     ---------     ---------        ---------       ---------
Net Asset Value, Beginning of Period          $    9.17     $    9.54     $    9.37        $    9.25       $   10.00
Net Investment Income                              0.43          0.45          0.44             0.35            0.14
Realized and Unrealized Gains (Losses)
  on Investments                                   1.27         (0.37)         0.31             0.12           (0.75)
Dividends from Net Investment Income              (0.44)        (0.45)        (0.44)           (0.35)          (0.14)
Distributions from Capital Gains                  (0.83)           --         (0.14)              --              --
Net Asset Value End of Period                 $    9.60     $    9.17     $    9.54        $    9.37       $    9.25
Total Return                                      18.91%         0.80%         8.08%            5.21%          (6.11)%
Net Assets End of Period (000)                $  78,350     $  67,936     $  71,294        $  31,994       $  13,661
Ratio of Expenses to Average Net Assets            1.65%         1.40%         1.23%            1.50%           1.50%
Ratio of Net Investment Income to Average
  Net Assets                                       4.41%         4.75%         4.74%            4.87%           4.06%
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                              1.65%         1.40%         1.23%            1.66%           3.14%
Ratio of Net Investment Income
  to Average Net Assets (Excluding Waivers)        4.41%         4.75%         4.74%            4.71%           2.42%
Portfolio Turnover Rate                          251.66%       202.01%       228.03%          168.90%           0.00%

U.S. Government Intermediate Term Bond Fund
                                                           1998        1997(3)
                                                         --------     --------
Net Asset Value Beginning of Period                      $   9.72     $  10.00
Net Investment Income                                        0.34         0.18
Realized and Unrealized Gains (Losses)
  on Investments                                             0.43        (0.19)
Dividends from Net Investment Income                        (0.34)       (0.18)
Distributions from Capital Gains                            (0.05)       (0.09)
Net Asset Value End of Period                            $  10.10     $   9.72
Total Return                                                 8.01%       (0.12)%
Net Assets End of Period (000)                           $  2,722     $  1,247
Ratio of Expenses to Average Net Assets                      2.17%        2.47%
Ratio of Net Investment Income to Average
  Net Assets                                                 3.51%        3.23%
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                        2.17%        2.48%
Ratio of Net Investment Income
  to Average Net Assets (Excluding Waivers)                  3.51%        3.22%
Portfolio Turnover Rate                                    259.92%      298.88%


U.S. Government Short Term Bond Fund
                                                           1998        1997(4)
                                                         --------     --------
Net Asset Value, Beginning of Period                     $   9.98     $  10.00
Net Investment Income                                        0.29         0.14
Realized and Unrealized Gains (Losses)
  on Investments                                             0.08        (0.01)
Dividends from Net Investment Income                        (0.29)       (0.14)
Distributions from Capital Gains                               --        (0.01)
Net Asset Value End of Period                            $  10.06     $   9.98
Total Return                                                 3.76%        1.25%
Net Assets End of Period (000)                           $  1,868     $    236
Ratio of Expenses to Average Net Assets                      2.42%        3.03%
Ratio of Net Investment Income to Average
  Net Assets                                                 3.18%        2.58%
Ratio of Expenses to Average Net Assets
  (Excluding Waivers)                                        2.65%        5.18%
Ratio of Net Investment Income
  to Average Net Assets (Excluding Waivers)                  2.95%        0.43%
Portfolio Turnover Rate                                     47.19%      351.63%

*    Year end changed to April 30th
(1) For the period January 10, 1994 (commencement of operations) to June 30, 1994. All ratios, except total return, for the period have been annualized.
(2) For the period July 1, 1994 to April 30, 1995. All ratios, except total return, for the period have been annualized.
(3) Commenced operations on October 10, 1996. All ratios, except total return, for the period have been annualized.
(4) Commenced operations on September 30, 1996. All ratios, except total return, for the period have been annualized.


                    INVESTMENT OBJECTIVES AND CONSIDERATIONS


     Pauze Funds(TM) (the "Trust") offers investors three fixed income funds which seek to provide investors with a high total return (interest income plus or minus realized and unrealized capital appreciation and depreciation) consistent with preservation of capital and liquidity: the Pauze U.S. Government Total Return Bond Fund(TM) (the "Total Return Fund"); the Pauze U.S. Government Short Term Bond Fund(TM) (the "Short Term Fund"); and the Pauze U.S. Government Intermediate Term Bond Fund(TM) (the "Intermediate Term Fund"). The investment advisor to the Funds is Pauze, Swanson & Associates Investment Advisors, Inc. d/b/a Pauze Swanson Capital Management Co.(TM) (the "Advisor"). Each Fund is designed to satisfy different needs, with its own separate and distinct portfolio of U.S. Government and/or government agency securities within prescribed maturity ranges. There is no assurance that a Fund will be able to achieve its investment objective.


PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND(TM)

     The Total Return Fund's investment objective is to achieve a rate of total return (interest income plus or minus realized and unrealized capital appreciation and depreciation) above the rate of other funds by investing exclusively in securities backed by the full faith and credit of the United States Government.

     It is the investment policy of the Fund to invest exclusively in debt securities that are backed by the full faith and credit of the United States Government. Eligible securities may be issued by the United States Government or by an agency of the United States Government provided they are backed by the full faith and credit of the United States Government. The Fund may also invest in repurchase agreements collateralized by such securities. Eligible securities may be of varying maturities, based upon the Advisor's perception of market conditions, with no stipulated average maturity or duration.

     The United States Government's guarantee of ultimate payment of principal and timely payment of interest of the United States Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

                              PORTFOLIO SECURITIES

     United States Treasury securities are backed by the full faith and credit of the United States Government. These securities differ only in their interest rates, maturities, timing of interest payments, and times of issuance. Treasury bills have initial maturities of one year or less, do not make semi-annual interest payments, and are purchased or sold at a discount from their face value; Treasury notes have initial maturities of one to ten years and pay interest semiannually; and Treasury bonds generally have initial maturities of greater than ten years and pay interest semi-annually.

     Among the bonds that may be purchased are GNMA Certificates (popularly called "Ginnie Maes"). Ginnie Maes are backed by the full faith and credit of the United States Government. Ginnie Maes are mortgage-backed securities representing part ownership of a pool of mortgage loans which are insured by the Federal Housing Administration or Farmers' Home Administration
or guaranteed by the Veterans' Administration. The Fund may invest in Ginnie Maes of the "fully modified pass-through" type which are guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association, a United States Government corporation. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when a holder of the mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying securities vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid and may result in a loss. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other United States Government securities.

     The Fund may also invest up to 5% of its assets in bonds that are "zero coupon" United States Government securities (which have been stripped of their unmatured interest coupons and receipts) or in certificates representing undivided interests in stripped United States Government securities and coupons. The Fund will only invest in "zeros" which are issued by the United States Treasury and not those issued by broker-dealers or banks. The Fund will not invest in Interest Only or Principal Only ("IOs" or "POs") mortgage-backed securities or derivative products. Zero coupon securities tend to be more sensitive to changes in interest rates than other types of United States Government securities. As a result, a rise or fall in interest rates will have a more significant impact on the market value of these securities. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is accrued as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets, or, if necessary, from the proceeds of sales of portfolio securities.

                              PORTFOLIO MANAGEMENT

     The Advisor will seek above average total return by restructuring the average duration of the Fund's portfolio securities to take advantage of anticipated changes in interest rates. When the Advisor believes that interest rates will fall, it will lengthen the average duration of the Fund's portfolio securities to earn greater capital appreciation. When the Advisor believes that interest rates will rise, it will shorten the average duration of the Fund's portfolio securities to reduce capital depreciation and preserve capital.

     Duration is the weighted average life of a fund's debt instruments measured on a present-value basis. It is generally superior to average weighted maturity as a measure of a fund's potential volatility due to interest rate changes.

     Unlike a fund's average weighted maturity, which takes into account only the stated maturity date of the fund's debt instruments, duration represents a weighted average of both interest and principal payments, discounted by the current yield-to-maturity of the securities held. For example, a four year, zero-coupon bond, which pays interest only upon maturity (along with principal), has both a maturity and duration of 4 years. However, a four-year bond priced at par with an 8% coupon has a maturity of 4 years but a duration of 3.6 years (at an 8% yield), reflecting the bond's earlier payment of interest.

     In general, a bond with a longer duration will fluctuate more in price than a bond with a shorter duration. Also, for small changes in interest rates, duration serves to approximate the resulting change in a bond's price. For example, a 1% change in interest rates will cause roughly a 4% move in the price of a zero-coupon bond with a 4 year duration, while an 8% coupon bond (with a 3.6 year duration) will change by approximately 3.6%.

     The Fund's success at achieving its investment objective is dependent upon the Advisor correctly forecasting future changes in interest rates. The Advisor uses extensive fundamental and technical analysis to formulate interest rate forecasts. However, there is no assurance that the Advisor will successfully forecast interest rates and, if its forecasts are wrong, the Fund may suffer a loss of principal or fail to fully participate in capital appreciation and the Fund may not have a yield as high as it might have otherwise. Pauze U.S. Government Intermediate Term Bond Fund(TM)

     The Intermediate Term Fund has the same objective and policies as set forth above except that (i) in addition to restructuring the average duration of the Fund's portfolio, it will maintain an average weighted portfolio maturity between three and ten years; (ii) it may invest in securities issued by U.S. Government agencies that are not backed by the full faith and credit of the U.S. Treasury; and (iii) it may invest in financial futures and related options to hedge the portfolio assets in the Fund.

PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)

     The Short Term Fund has the same objective and policies as set forth above except that (i) in addition to restructuring the average duration of the Fund's portfolio, it will maintain an average weighted portfolio maturity between one and three years; (ii) it may invest in securities issued by U.S. Government agencies that are not backed by the full faith and credit of the U.S. Treasury; and (iii) it may invest in financial futures and related options to hedge the portfolio assets in the Fund.

                          FUTURES CONTRACTS AND OPTIONS

     The Short Term Fund and the Intermediate Term Fund each may invest in futures contracts and option contracts; provided, 1) not more than 2.5% of the Fund's assets are required as initial margin and premiums required to establish such positions, and 2) the obligations under such contracts or transactions represent not more than 100% of the Fund's assets.

     Futures contracts and options may be used for several reasons: to hedge securities held to effectively reduce the average weighted maturity; to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. Neither Fund may use futures contracts or options transactions to leverage assets.

                FUTURES CONTRACTS AND OPTIONS POSE CERTAIN RISKS

     The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the U.S. Government securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

                      OBJECTIVE AND POLICY NOT FUNDAMENTAL


     Neither the investment objective nor the investment policies of the Funds as set forth above are fundamental, and they may be changed by the Board of Trustees without shareholder approval. Any such change may result in a Fund having an investment objective or investment policies different from what the shareholder considered appropriate at the time of investment in the Fund. Shareholders will be notified in writing at least 30 days prior to any material change either to a Fund's investment objective or its investment policies. The investment limitations of a Fund set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.


                              REPURCHASE AGREEMENTS


     Each Fund may invest a portion of their assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by United States Government or government agency securities, (with respect to the Total Return Fund, backed by the full faith and credit of the U.S. government), the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters insolvency proceedings, the resulting delay in liquidation of securities serving as collateral could cause the fund some loss if the value of the securities declines prior to liquidation. To minimize the risk of loss, each Fund will enter into repurchase agreements only with institutions and dealers which are considered creditworthy.


                         LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash and United States Government securities) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

                             SPECIAL CONSIDERATIONS

                            INTEREST RATE SENSITIVITY

     The investment income of each Fund is based on the income earned on the securities it holds, less expenses incurred; thus, a Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. For example, the investment income of a Fund may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on the then current investments.

     Generally, the value of the securities held by a Fund, and thus the net asset value ("NAV") of the Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income securities, and thus the NAV per share of the Fund, may be expected to decline. If the Fund incorrectly forecasts interest rates, both the rate of return and the NAV of the Fund may be adversely affected. As an example, if the Advisor forecasts that interest rates are generally to go up, and accordingly shortens the maturities of the instruments within the Fund and interest rates in fact go down, then the interest income gained by the Fund will be less than if the Fund had not shortened its maturities. Additionally, any capital gain that might have been achieved because of the longer maturities would be less with the shorter maturities. Additionally, should the Advisor incorrectly forecast that interest rates are generally going down, lengthen the maturities of the instruments within the Fund and interest rates in fact go up, then the value of the longer maturities would decline more than those of the shorter maturities. Thus, the NAV would also decline more. There is no assurance that the Advisor will be correct in its forecast of changes in interest rates nor that the strategies employed by the Advisor to take advantage of changes in the interest rate environment will be successful, and thus there is no assurance that a Fund will achieve its investment objective.

                                    BORROWING


     Each Fund may borrow from a bank up to a limit of 33 1/3% of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) as a temporary measure for extaordinary purposes. To the extent that a Fund borrows money prior to selling securities, the Fund may be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark index. Each Fund will repay any money borrowed in excess of 33 1/3% of the value of its total assets prior to purchasing additional portfolio securities.


                   WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase debt obligations on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement period, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure to deliver a security purchased on a when-issued basis or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

                             HOW TO PURCHASE SHARES


     This prospectus covers shares of the Funds offered on a no-load basis. The minimum initial investment is $25,000. The minimum subsequent investment is $50, $30 per month per account for persons enrolled in an automatic investment plan.


     You may invest in the following ways:

     By Mail: Send your  application  and check or money order,  made payable to
the  Fund,  to  Declaration  Service  Company,   P.O.  Box  844,   Conshohocken,
Pennsylvania 19428-0844.

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above. Third party checks will not be accepted, and the Trust reserves the right to refuse to accept second party checks.

     By Telephone: Once your account is open, you may make investments by telephone by calling 1-800-327-7170. The maximum telephone purchase is ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within seven business days after the date of the transaction. Investments by telephone are not available in any Fund retirement account administered by the Administrator or its agents.

     By Wire: You may make your initial or subsequent investments in the Funds by wire transfer. To do so, call the Investor Information Department at 1-800-327-7170 for a confirmation number and wiring instructions.

     To assure proper receipt, please be sure your bank included the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Registration Form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.
Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

     The wired funds must be credited to the Fund's account by 11:00 a.m. (Eastern time) in order to be applied to purchase shares on that day. There are no wire fees charged by the Trust for purchases of $1,000 or more. A $10 wire fee will be charged by the Trust on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.


     By Automatic Investment Plan: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing Pauze Funds(TM) to draw on your bank account regularly by check for as little as $30 a month, beginning within thirty (30) days after the account is opened. You should inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment any time by written instruction received by Pauze Funds(TM) at least five business days before the change is to become effective.

                     ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Trust and are not binding until accepted. Pauze Funds(TM) reserves the right to reject any application or investment. Orders become effective as of 4:00 p.m., Eastern time, Monday through Friday, exclusive of business holidays.

     Fees and charges associated with purchasing shares of the Funds are set forth in the Trust's prospectuses. However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

     If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation.

     If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Trust will charge $20 and you will be responsible for any loss incurred by the Trust with respect to canceling the purchase. To recover any such loss or charge, the Trust reserves the right, without further notice, to redeem shares already owned by any purchaser whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process. In such instances, any amounts charged to the Trust for collection procedures will be deducted from the amount invested.

     If the Trust incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.


     Each Fund offers Class B shares (sold subject to a contingent deferred sales charge) and Class C shares (sold subject to an on-going trail commission) by a separate prospectus. Each class has different sales charges and expenses, which will affect performance. Information on shares of the Funds offered on a different basis is available from the Trust upon written request at the address set forth below or by calling 1-800-327-7170.


                            TAX IDENTIFICATION NUMBER

     The Trust is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gains distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.

                                  CERTIFICATES

     When you open your account, Pauze Funds(TM) will send you a confirmation statement, which will be your evidence that you have opened an account with Pauze Funds(TM). The confirmation statement is non-negotiable, so if it is lost or destroyed, you will not be required to buy a lost instrument bond or be subject to other expense or trouble, as you would with a negotiable stock certificate. Pauze Funds(TM) has determined that it will not issue negotiable stock certificates.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging into any of the Pauze Funds(TM) which are properly registered for sale in your state. An exchange involves the simultaneous redemption (sale) of shares of one Fund and purchase of shares of another Fund at their respective closing net asset values and is a taxable transaction.

     By Telephone: You may direct Pauze Funds(TM) to exchange your shares by calling toll free 1-800-327-7170. In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation, and tape recording conversations); and if the Fund and/or its Transfer Agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

     By Mail: You may direct Pauze Funds(TM) in writing to exchange your shares. The request must be signed exactly as the name appears on the registration. (Before writing, read "Additional Information About Exchanges.")

                     ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) There is no charge for exchanges. However, the Trust reserves the right to impose a $5 charge, which would be paid to the Transfer Agent, for each exchange transaction out of any fund account, to cover administrative costs associated with handling these exchanges.

     (2) As with any other redemption, the Fund reserves the right to hold redemption proceeds for up to seven days. In such event, the purchase side of the exchange transaction will also be delayed. You will be notified immediately if a Fund is exercising said right.

     (3) Shares may not be exchanged unless you have furnished Pauze Funds(TM) with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number.

     (4) The exchange privilege may be modified or terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. The Trust redeems shares at the net asset value next determined after it has received and accepted a redemption request in proper order. Redemption requests must be received prior to the time the next determined net asset value per share is computed -- generally 4:00 p.m. Eastern time, Monday through Friday, to be effective that day.

     By Mail: Send your written request for redemption in proper form to Declaration Service Company, P.O. Box 844, Conshohocken, Pennsylvania 19428-0844. For express or registered mail, send your request to Declaration Service Company, Suite 6160, 555 North Lane, Conshohocken, Pennsylvania 19428. To be in "proper order" requires delivery to the Transfer Agent of:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) signature guarantees when required (see "Signature Guarantee" page 18); and

     (3) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

     By Telephone: Redemptions may be made by telephone, provided you have completed the Telephone Redemption Authorization section of the purchase application. Upon proper authority and instruction, redemptions will be wired (for a separate bank wire charge) to the bank account identified on the account registration or, for amounts of $15,000 or less, redemptions will be mailed to the address on the account registration. In connection with telephone redemptions, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Fund or its Transfer Agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

                         SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-327-7170.

                               SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Transfer Agent at 1-800-327-7170 to determine whether the entity that will guarantee the signature is an eligible guarantor.

     Redemption proceeds may be sent to you:

     By Mail: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Fund reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. You may avoid this requirement by investing buy bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Fund promptly in writing of any change of address.

     By Wire: You may authorize the Trust to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption or have completed the banking information portion of the Telephone Redemption Authorization on the purchase application. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds.

                    ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders.

     Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Trust has reserved the right to refuse investments from shareholders who engage in short-term trading.

                               ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The account closing fee does not apply to exchanges between the Funds.

     The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. When a shareholder closes an account, the Fund must continue to carry the account on its books, maintain the account records and complete year-end tax reporting. With no assets, the account cannot pay its own expenses and imposes an unfair burden on remaining shareholders.

                                 SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month which is deducted the next business day. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equitably among shareholders.

     Active automatic investment plan, UGMA/UTMA, and retirement plan accounts administered by the Administrator or its agents or its affiliates will not be subject to the small account charge.

     In order to reduce expenses of a Fund, the Trust may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan accounts, if, for a period of more than three months, the account has a net asset value of $500 or less and the reduction in value is not due to market fluctuation. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

                                    12B-1 FEE

     A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for each Fund, with separate provisions for each class of shares. With respect to the shares offered by this prospectus, each plan provides that a Fund may pay a servicing or Rule 12b-1 fee of up to 0.25% of the Fund's average net assets (1/12 of 0.25% monthly) to persons or institutions for performing certain servicing functions for Fund shareholders. These fees will be paid periodically and will generally be based on a percentage of the value of Fund shares held by the institution's clients. The distribution plans allow the Funds to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders. See "12b-1 Plan of Distribution" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUNDS

                                    Trustees

     The business and affairs of the Funds are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers of the Trust.

                             The Investment Advisor


     Pauze, Swanson & Associates Investment Advisors, Inc. d/b/a Pauze Swanson Capital Management Co.(TM) (the "Advisor"), 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, under an investment advisory agreement with the Trust dated November 1, 1993, furnishes investment advisory and management services to the Funds. The Advisor is a Texas corporation which was registered with the Securities and Exchange Commission as an investment adviser in December 1993. Mr. Philip C. Pauze, President and controlling shareholder of the Advisor, is primarily responsible for the day-to-day management of each Fund's portfolio. He has managed the Total Return Fund since commencement of operations in January 1994, the Pauze Tombstone Fund(TM) since May 1, 1997 and the Short Term and Intermediate Term Funds since January 1998. Mr. Pauze has specialized in managing portfolios of United States Government securities for trusts, small institutions, and retirement plans since 1985. Mr. Pauze assisted the California Funeral Directors Association in establishing the California Master Trust (the "CMT") and has been its financial consultant since inception. CMT's investment performance has been highly rated by independent evaluators. In addition to the CMT, Mr. Pauze serves as the financial consultant to the government bond portfolio of the Pennsylvania Funeral Trust, to the American Funeral Trust, a nationwide funeral trust, and to the California and Pennsylvania Funeral Directors Association's Retirement Plans.




     The Advisor furnishes an investment program for the Funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Funds. The Advisory Agreement with the Trust provides for each Fund to pay the Advisor an annual management fee equal to a percentage of the Fund's average net assets (1/12 of the applicable percentage monthly) as follows: Total Return Fund 0.60% on the first $100 million, 0.50% on the next $150 million, 0.45% on the next $250 million and 0.40% on the net assets in excess of $500 million; Intermediate Term Fund, 0.50%; and Short Term Fund, 0.50%.

                                The Administrator

     Declaration Service Company, ("DSC" or "Administrator") P.O. Box 844, Conshohocken, PA 19428-0844, under an Administration Agreement with the Trust dated February 13, 1996, generally administers the affairs of the Trust.

Terence P. Smith, President of DSC, has been a Trustee of the Trust since February 13, 1996.

     Under the Administration Agreement, the Administrator, subject to the overall supervision and review of the Board of Trustees of the Trust, supervises parties (other than the Advisor) providing services to the Trust, provides the Trust with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Trust. The Administration Agreement provides for the Trust to pay the Administrator an annual fee of $196,000, which is allocated among all of the funds of the Trust. DSC also provides transfer agency, dividend disbursing and accounting services to the Funds for which it receives separate compensation.



                                 The Distributor

     On February 13, 1996, pursuant to the Fund's Distribution Plan, the Trust entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI"), an affiliate of DSC, pursuant to which DDI has agreed to act as the Trust's agent in connection with the distribution of Fund shares - - including acting as agent in states where designated agents are required, reviewing and filing all advertising and promotional materials and monitoring and reporting to the Board of Trustees on Trust distribution plans. For such services, DDI will be paid a fixed annual fee of $20,000 and will be reimbursed for expenses incurred on behalf of the Trust. The Advisor is committed to pay all sums, if any, that exceed the amount allowed under the Fund's 12b-1 Plan.

     The Trust pays all other expenses for its operations and activities. As the Trust adds other series in the future, then the Fund will pay its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                              SHAREHOLDER SERVICES

     DSC acts as transfer and dividend paying agent for all Fund accounts. Simply write or call the Investor Information Department at 1-800-327-7170 for prompt service on any questions about your account.

                             Confirmation Statements

     Shareholders normally will receive a yearly confirmation statement and after each transaction showing the activity in the account. However, when account activity is produced solely from dividend reinvestment, confirmation statements will be mailed only on a monthly basis.

Other Services

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include, but are not limited to:

     (1)  payroll deduction plans, including military allotments;
     (2)  custodial accounts for minors;
     (3)  a flexible, systematic withdrawal plan; and
     (4)  various   retirement  plans  such  as  IRA,   403(b)(7),   401(k)  and
          employer-adopted defined benefit and defined contribution plans.

     There is an annual charge for each retirement plan fund account with respect to which a service provider acts as custodian. If this charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-327-7170.

                              HOW SHARES ARE VALUED


     Shares of a Fund are purchased or redeemed on a continuing basis at their next determined net asset value per share. The net asset value per share of each class of a Fund is calculated separately by DSC. Net asset value per share for a class is determined and orders become effective as of 4:00 p.m., Eastern time, Monday through Friday, exclusive of business holidays on which the NYSE is closed, by dividing the net assets of the Fund attributable to that class of Shares by the total number of shares outstanding for that class. In the event that the NYSE and other financial markets close earlier, as on the eve of a holiday, the net asset value per share will be determined earlier in the day at the close of trading on the NYSE.

     The value of the Fund's assets is determined in accordance with certain procedures and policies established by the Board of Trustees. All securities (except securities with less than 60 days to maturity and repurchase agreements) held by the Fund are valued at market value based on an independent pricing service; and, in the event such service is not available, at the mean between the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Short-term investments with maturities of 60 days or less at the time of purchase, or which subsequently are within 60 days of maturity, ordinarily are valued on the basis of the amortized cost. This involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. If the Advisor determines that amortized cost does not reflect fair value of a security, the Board may select an alternative method of valuing the security.


                               DIVIDENDS AND TAXES

     The Trust/each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By complying with the applicable provisions of the Code, the Fund will not be subject to Federal income tax on its net investment income and capital gain net income that are distributed to shareholders.


     Dividends and capital gains will be calculated and distributed in the same manner for all classes of shares of the Funds. The per share amount of any income dividends will generally differ only to the extent that each class is subject to different Rule 12b-1 fees. Dividends consisting of substantially all of the net income are declared and paid monthly.


     All income dividends and capital gains distributions are normally reinvested, without charge, in additional full and fractional no-load shares of the Fund. Alternatively, investors may choose: (1) automatic reinvestment of capital gains distributions in Fund shares and payment of income dividends in cash; (2) payment of capital gains distributions in Fund shares and automatic reinvestment of dividends in Fund shares; or (3) all income dividend and capital gains distributions paid in cash. The share price of the reinvestment will be the net asset value of the Fund shares computed at the close of business on the date the dividend or distribution is paid. Dividend checks returned to the Fund as being undeliverable and dividend checks not cashed after 180 days will automatically be reinvested at the price of the Fund on the day returned or on the 181st day, and the distribution option will be changed to "reinvest."

     At the time of purchase, the share price of the Fund may reflect undistributed net investment income, capital gains or unrealized appreciation of securities. Any dividend or capital gains distribution paid to a shareholder shortly after a purchase of shares will reduce the per share net asset value by the amount of the distribution. Although in effect a return of capital to the shareholder, these capital gains distributions are fully taxable.

     The Fund is subject to a non-deductible 4% excise tax calculated as a percentage of certain undistributed amounts of taxable ordinary income and capital gains net of capital losses. The Fund intends to make such distributions as may be necessary to avoid this excise tax.


     Dividends from taxable net investment income and distributions of net short-term capital gains paid by the Fund are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. None of the dividends paid by the Fund are expected to qualify for the 70% dividends received deduction available to corporations. Distributions of net capital gains will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held his shares.

     Under Federal law, the income derived from obligations issued by the United States Government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders provided applicable diversification/threshold limits and reporting requirements are satisfied.

     Each January, the Fund will report to its shareholders as to the Federal tax status of dividends and distributions paid or declared by the Fund during the preceding calendar year.


     The foregoing discussion relates only to generally applicable Federal income tax provisions in effect as of the date of this Prospectus. Shareholders should consult their tax advisers about the status of distributions from the Fund in their own states and localities. To assist in this regard, each January the Fund will provide shareholders with a breakdown of Fund income for the year.


                                    THE TRUST

     The Pauze Funds(TM) (the "Trust") is an open-end management investment company, which may consist of numerous separate, diversified, portfolios each of which has its own investment objectives and policies.


     The Trust was formed October 15, 1993, as a "business trust" under the laws of the Commonwealth of Massachusetts. It is a "series" company which is authorized to issue series of shares without par value, each series representing interests in a separate portfolio, or to divide the shares of any series into classes. In addition to the three series offered by this Prospectus, one other series (the Pauze Tombstone Fund) is authorized. Each series offered by this Prospectus is authorized to issue four classes of shares. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required; however, the Trustees may call meetings to take action on matters which require shareholder vote and other matters which Trustees determine shareholder vote is necessary or desirable.

     Shareholders elect the Trustees of the Trust. Subject to Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may appoint
Trustees to fill vacancies, including vacancies caused by an increase in the number of Trustees by action of the Board of Trustees.

     Whether appointed or elected, a Trustee serves as Trustee of the Trust for a period of six years. Notwithstanding the foregoing, the Trustees' terms are staggered so that the terms of at least 25% of the Board of Trustees will expire every three years. A Trustee whose term is expiring may be re-elected.


     On any matter submitted to shareholders, shares of the portfolio entitle their holder to one vote per share, irrespective of the relative net asset values of each portfolio's shares. On matters affecting an individual portfolio, a separate vote of shareholders of the portfolio is required. On matters affecting an individual class of shares, a separate vote of shareholders of the class is required. The SAI lists persons owning or controlling more than 5% of the shares of any series or class. As of August 1, 1998, the CMT may be deemed to control each of the Funds and the Trust as a result of its beneficial ownership of Fund shares.


     The portfolio's shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights, and are fully transferable, with no conversion rights.

                             PERFORMANCE INFORMATION


     A Fund may periodically advertise "average annual total return." The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions. The results do not take into account charges for optional services which involve nominal fees (such as wire redemption fees). These fees have the effect of reducing the actual return realized by shareholders.

     A Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment.

     For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized.


     A Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of a Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of charges for optional services which involve nominal fees, which would reduce the quoted performance if included. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     A Fund may also include in advertisements data comparing performance with bond or other indices, or with other mutual funds (as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds). For example, a Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely recognized independent service which monitors the performance of mutual funds, to Morningstar's Mutual Fund Values, to Moody's Bond Survey Bond Index, or to the Consumer Price Index. Performance information and rankings as reported in Changing Times, Business Week, Institutional Investor, the Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money Magazine, Forbes, Fortune and Barrons magazine may also be used in comparing performance of a Fund.

     THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN AND YIELDS QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN OR YIELDS WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.


                                 PAUZE FUNDS(TM)

             SHARES OFFERED BY THIS PROSPECTUS ARE SOLD AT NET ASSET
               VALUE WITHOUT SALES COMMISSIONS OR REDEMPTION FEES

                Pauze U.S. Government Total Return Bond Fund(TM)
              Pauze U.S. Government Intermediate Term Bond Fund(TM)
                 Pauze U.S. Government Short Term Bond Fund(TM)

                               INVESTMENT ADVISOR
                    Pauze Swanson Capital Management Co.(TM)
         14340 Torrey Chase Boulevard, Suite 170 / Houston, Texas 77014

                         ADMINISTRATOR & TRANSFER AGENT
                           Declaration Service Company
                   P.O. Box 844 / Conshohocken, PA 19428-0844

                                   DISTRIBUTOR
                         Declaration Distributors, Inc.
                      P.O. Box 844 / Conshohocken, PA 19428


                                    CUSTODIAN
           Star Bank, N.A. / 425 Walnut Street / Cincinnati, OH 45202


                                   ACCOUNTANTS
                              Tait, Weller & Baker
             8 Penn Center Plaza, Suite 800 / Philadelphia, PA 19103


                                  LEGAL COUNSEL
                       Brown, Cummins & Brown Co., L.P.A.
            3500 Carew Tower, 441 Vine Street / Cincinnati, OH 45202


No person has been authorized to give any information or to make any representations not contained in this Prospectus, or the Fund's Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction in which such offering may not lawfully be made.

Be Sure to Retain This Prospectus.  It Contains Valuable Information.

                                 PAUZE FUNDS(TM)


                            PAUZE TOMBSTONE FUND(TM)

                (Information, Shareholder Services and Requests)

                                 1-800-327-7170
                                  P.O. Box 844
                           Conshohocken, PA 19428-0844
                              (To Purchase Shares)
                                 1-888-647-5436


                                   PROSPECTUS
                                September 1, 1998

     The investment objective of the Pauze Tombstone Fund(TM) is to provide shareholders with long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in all or a representative group of equity securities comprising the Pauze Tombstone Common Stock Index(TM). The Index is an unmanaged index developed by Pauze Swanson Capital Management Co.,(TM) the Fund's Advisor, to track the performance of the publicly traded common stock of companies which derive at least 15% of their revenues from the provision of goods and/or services to the death care sector of the economy. The Fund's performance therefore will be largely dependent on the performance of that sector. The Fund is a non-diversified fund, and this Prospectus provides
information   relating   to  the   additional   risks   associated   with   non-
diversification.

     This Prospectus provides information a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated September 1, 1998, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

SUMMARY OF FEES AND EXPENSES ..............................................    3

FINANCIAL HIGHLIGHTS ......................................................    5

THE FUND ..................................................................    6

INVESTMENT OBJECTIVE AND RISK CONSIDERATIONS ..............................    6

INDEX PERFORMANCE .........................................................    7

INVESTMENT POLICIES AND RISKS .............................................    8

HOW TO PURCHASE SHARES ....................................................   10

ADDITIONAL INFORMATION ABOUT PURCHASES ....................................   11

REDUCTIONS AND WAIVERS OF THE SALES CHARGE ................................   12

OTHER POLICIES THAT AFFECT YOUR SALES CHARGE ..............................   13

HOW TO EXCHANGE SHARES ....................................................   14

HOW TO REDEEM SHARES ......................................................   15

SHAREHOLDER SERVICES ......................................................   18

RULE 12b-1 DISTRIBUTION PLAN ..............................................   18

VALUING FUND SHARES .......................................................   18

DISTRIBUTIONS AND TAXES ...................................................   19

MANAGEMENT OF THE FUND ....................................................   20

GENERAL INFORMATION .......................................................   22

PERFORMANCE INFORMATION ...................................................   23

                          SUMMARY OF FEES AND EXPENSES


     The following summary is provided to assist you in understanding the various costs and expenses a shareholder in the Fund could bear directly and indirectly. Annual operating expenses are shown as a percentage of average daily net assets. The expense information is based on operating expenses incurred during the most recent fiscal year. Shareholder transaction expenses for the Fund are expressed as a percentage of the public offering price, cost per transaction or as otherwise noted. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary. Class Class A B Shareholder Transaction Expenses


Maximum sales charge on purchases
(as a percentage of offering price) ........................     3.75%     None

Maximum contingent deferred sales charge imposed on
redemption (as a percentage of original
purchase price)(1) .........................................     None      3.75%

Account Closing Fee
(does not apply to exchanges) ..............................   $   10    $   10

Exchange fee ...............................................     None      None


Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fees ............................................     0.38%     0.38%

12b-1 Fees(2) ..............................................     0.25%     1.00%

Other Expenses (after reimbursement)(3) ....................     2.73%     2.72%

Total Fund Operating Expenses (after reimbursement)(3) .....     3.36%     4.10%


     A shareholder who requests delivery of redemption proceeds by wire will be subject to a $10 charge. International wires will be higher.


     (1) The maximum contingent deferred sales charge (CDSC) as set forth in the table applies to redemptions of shares within one year of purchase. The CDSC decreases over time, to zero, and the Class B shares are converted to Class A shares on a no-load basis.


     (2) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers.


     (3) Absent reimbursement by the Adviser, other expenses and total expenses for the fiscal year ended April 30, 1998 would have been 2.88% and 3.51%, respectively, for Class A shares and 2.87% and 4.25%, respectively, for Class B shares.

HYPOTHETICAL EXAMPLE OF EFFECT ON FUND EXPENSES

     You would pay the following expenses on a $1,000 investment if, for each year for the next three years, Fund expenses are as described above and annual return is 5%.


                                                    1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                    ------     -------     -------     --------

Class A(1)
  Assuming a complete redemption at end of           $ 80        $147       $216         $399
      period (2)
  Assuming no redemption at end of period              70         137        206          389

Class B
  Assuming a complete redemption at end of             89         167        242          439
      period (2)(3)
  Assuming no redemption                               41         125        210          430


     (1) Assumes deduction at the time of purchase of maximum 3.75% mutual sales charge.

     (2) Included in these estimates is the account closing fee of $10 for each period. This is a flat charge which does not vary with the size of your investment. Accordingly, for investments larger than $1,000, your total expenses could be lower in percentage terms than this illustration.

     (3) Assumes deduction at the time of redemption of the maximum applicable deferred sales charge.

                              FINANCIAL HIGHLIGHTS


     The following condensed financial information for the year ended April 30, 1998 has been audited by Tait, Weller & Baker, the Fund's independent accountants. The information should be read in conjunction with the audit report and financial statements included in the 1998 Annual Report to Shareholders. In addition to the data set forth below, further information about performance of the Fund is contained in the Annual Report which may be obtained without charge from the Fund's distributor. The presentation is for a share outstanding throughout each period.

For a capital share outstanding throughout the year:

                                                        Class A       Class B
                                                       ---------     ---------
Net asset value, beginning of year                     $   10.00     $   10.00
                                                       ---------     ---------
Income from investment operations:
     Net investment loss                                   (0.16)        (0.22)
     Net realized and unrealized gain
       on investments                                       0.87          0.86
                                                       ---------     ---------
Total from investment operations                            0.71          0.64
                                                       ---------     ---------
Net asset value, end of year                           $   10.71     $   10.64
                                                       =========     =========
Total investment return (1)                                 7.20%         6.49%

Ratios/Supplemental Data:
Net assets, end of period (000)                        $   1,419     $   3,475
Ratio of expenses to average net assets (2)                 3.36%         4.10%
Ratio of net investment loss to average net assets (2)     (2.08)%       (2.86)%
Portfolio turnover rate                                   124.20%       124.20%
Commission rate per share                              $  0.0616     $  0.0616

(1)  Annualized from commencement of activity, May 6, 1997.
(2) Net investment income is net of expense reimbursements and fee waivers of $.002 and $.002 per share for Class A and Class B, respectively. Had such reimbursements not been made, the annualized expense ratio would have been 3.51% and 4.25% for Class A and Class B, respectively, and the annualized net investment income ratio would have been (2.22)% and (3.01)% for Class A and Class B respectively.


                                    THE FUND

     Pauze Tombstone Fund(TM) (the "Fund") was organized as a series of Pauze Funds(TM) (the "Trust") on January 29, 1997, and commenced operations on May 1, 1997. This Prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment adviser to the Fund is Pauze Swanson Capital Management Co.(TM) (the "Advisor").

                  INVESTMENT OBJECTIVE AND RISK CONSIDERATIONS

     The investment objective of the Fund is to provide shareholders with long term capital appreciation. The Fund seeks to achieve its objective by investing primarily in all or a representative group of equity securities comprising the Pauze Tombstone Common Stock Index(TM) (the "Index"), an unmanaged index developed by the Advisor to track the performance of the publicly traded common stock of companies which derive at least 15% of their revenues (based solely on information provided by each company, which may or may not be accurate) from the provision of goods and/or services to the death care sector of the economy. The Fund's performance therefore will be largely dependent on the performance of that market sector (see "Index Performance" on page 7).


     The Fund is an index fund, which means that it attempts to replicate the performance of the Index by investing in the stocks of the Index in proportion to their weightings in the Index. Each stock in the Index is weighted by its market capitalization (total market value attributable to death care) relative to the aggregate market capitalization of all securities in the Index. Only the percentage of market capitalization attributable to death care will be included in the Index. For example, if 15% of a company's revenue is derived from death care, then 15% of the company's market capitalization will be included in the Index, and a change in the company's share price will result in a smaller change to the Index than would otherwise be the case. As the market capitalizations of the stocks in the Index rise and fall due to changes in share price, the Index will rise and fall to reflect the aggregate change, and the weightings of each stock in the Index will change. The Index includes only U.S. companies (or foreign companies whose stock is traded on a U.S. stock exchange) which have a market capitalization attributable to death care of at least $15 million. As of April 30, 1998, ten companies were included in the Index. They had market capitalizations ranging from $59 million to $10.3 billion, and the aggregate market capitalization of the Index approximated $18.3 billion.


     Because the Fund invests primarily in the stocks of the death care companies comprising the Index, a shareholder's investment will be subject to the risks affecting that sector of the economy. The death care sector consists of companies whose primary business is concentrated in one or more of three broad categories: (1) funeral services, (2) cemetery services, (3) funeral and cemetery support goods and services. Any regulatory, demographic or other economic factor particularly affecting the death care industry could have a material adverse impact on the Fund. For example, some states and regulatory agencies may adopt regulations affecting solicitation and/or cancellation of preneed sales of products and services, or prohibiting common ownership of funeral homes and cemeteries in the same market. Also, changes in demographic patterns (such as increases in cremation rates) may result in decreased revenues for the companies in the Index. For the most part, the death care sector has highly fragmented ownership, and despite considerable consolidation in recent years (primarily through acquisitions), public companies still represent less than one quarter of death care revenues. While this leaves considerable room for growth of the companies included in the Index, there is no guarantee that current consolidation and acquisition trends will continue.


     In this regard, shareholders should be aware that as of April 30, 1998 there were only ten companies included in the Index, and that one company comprised approximately 55%, two companies comprised approximately 69%, and four companies comprised approximately 91% of the aggregate market capitalization of the Index. Until the number and weightings of the companies in the Index are substantially changed, the Fund's performance will be dominated by the performance of those four companies, and any development affecting the sector as a whole or those companies in particular will have a substantial impact on the Fund. The Fund is a non-diversified fund, and, as such, presents substantially more investment risk and potential for volatility than a mutual fund which is diversified. The Fund is not a complete investment program, and an investment in the Fund should be considered only a portion of your overall investment portfolio.

                                INDEX PERFORMANCE


     Although the Index was first published in January 1997, the Advisor has reconstructed its performance for earlier years. As of December 31, 1985, the Index would have been comprised of two companies. The third Index company would have been added on May 1, 1990, the fourth on October 1, 1991, the fifth on December 1, 1992, the sixth on July 1, 1994, the seventh on October 1, 1994, the eighth on April 1, 1996, the ninth on August 1, 1996 and the tenth on October 21, 1997.


     For the purpose of creating a performance history, the performance of the Index has been calculated on a monthly basis from January 1, 1986 through December 31, 1996. Beginning on January 1, 1997, the Index has been calculated on a daily basis.


     The past performance of the Index should not be considered indicative of the future performance of the Fund. Moreover, future performance of the Fund will in all likelihood vary (possibly substantially) from the performance of the Index. For the period from inception of the Fund (May 6, 1997) through April 30, 1998, the average annual return of the Fund was 3.08% (with sales charge) and 7.20% (without sales charge) for Class A shares, and 6.40% for Class B shares. The average annual return of the Index for the same period was 15.69%. See "Investment Policies and Risks."


                     PAUZE TOMBSTONE COMMON STOCK INDEX(TM)
                          HISTORICAL ANNUAL PERFORMANCE

                           December 31, 1985 - 100.00
                           December 31, 1986 - 130.13
                           December 31, 1987 - 118.98
                           December 31, 1988 - 109.48
                           December 31, 1989 - 117.08
                           December 31, 1990 - 138.02
                           December 31, 1991 - 191.71
                           December 31, 1992 - 208.33
                           December 31, 1993 - 284.84
                           December 31, 1994 - 267.09
                           December 31, 1995 - 368.30
                           December 31, 1996 - 483.50

                           December 31, 1997 - 574.18

COMPARATIVE RATES OF RETURN FOR VARIOUS INDICES AS OF DECEMBER 31, 1997


                 THE INDEX         DJIA         S&P 500        RUSSELL 3000

One Year           18.75%         24.94%         33.35%            31.70%

Five Year          22.46%         22.02%         20.23%            16.79%

Ten Year           17.03%         18.59%         18.01%            14.61%

Twelve Year        15.67%         14.73%         16.94%            13.07%

(1) These figures represent simple annualized price appreciation of each index for the given time period.

(2)  Dividend re-investment, if any, is not included in the calculations.

(3)  Twelve year figure represents inception date of the Index as reconstructed.

(4)  The Index base date is 1/1/86 at Base index valuation of 100.

(5) Data Source for DJIA, S&P 500 and Russell 300 Index - Bloomberg Financial Services.

(6)  Data Source for the Index-Pauze Swanson Capital Management Co.(TM)

                          INVESTMENT POLICIES AND RISKS

     Under normal market conditions, the Fund will invest primarily in the common stocks of the companies that comprise the Index, in approximately the same proportions as those common stocks have in the Index. However, the Fund may invest in common stocks that are not included in the Index and, for temporary defensive purposes under adverse market conditions, may hold a substantial portion of its assets in cash equivalents, short term fixed income securities or U.S. government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity, to meet regulatory requirements or pending selection of investments in accordance with its policies. Thus, there will not necessarily be a high correlation between the Fund's portfolio and the Index at all times.

     Although the Fund attempts to replicate the performance of the Index, the Fund's ability to do so will also be affected by factors such as the size of the Fund's portfolio, transaction costs, management fees and expenses, brokerage commissions, timing of cash flows into and out of the Fund, the Fund's policy of minimizing transaction costs and tax liability from capital gains distributions, and changes in securities markets and the Index itself. Further, because the Index is dominated by only a few companies, changes in the status of any of these companies will have a pronounced effect on the performance of the Index and the Fund. Tax laws and other regulatory requirements may prohibit the Fund from investing in these companies to the extent necessary to mirror their representation in the Index, which may cause the Fund's performance to differ from that of the Index. See "Distributions and Taxes -- Dividend and Capital Gain Distributions" for a discussion of the consequences of failure to meet requirements under the Internal Revenue Code. In such a situation, the Advisor will choose other investments to attempt to otherwise approximate the Index's performance. The Advisor will try to minimize the impact of the above described factors on the variation between the Fund's performance and that of the Index, but there is no assurance that the Advisor will be successful in doing so.


     The Index is a market capitalization weighted index, with each stock affecting the Index in proportion to its total market value attributable to death care. The Advisor, as developer and owner of the Index, is responsible for selecting and maintaining the list of stocks to be included in the Index. The Index is published by the American Stock Exchange under the symbol "RIP" pursuant to a licensing agreement between the Advisor and the American Stock Exchange. Only stocks of companies which derive at least 15% of their revenues from the provision of goods and/or services to the death care sector of the economy and have market capitalization attributable to death care of at least $15 million are eligible for inclusion. In addition, the company must either be a U.S. company, or if not, its stock must be traded on a U.S. stock exchange. Inclusion of a stock in the Index in no way implies an opinion by the Advisor as to the stock's attractiveness as an investment. The Index is unmanaged, and the Advisor is therefore obligated to include in the Index any stock which meets the above described criteria for inclusion.

     The Index is composed primarily of smaller capitalization companies. Smaller capitalization companies may experience higher growth rates and higher failure rates than do larger capitalization companies. Companies in which the Fund is likely to invest may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies and, therefore, may disproportionately affect their market price, tending to make them rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies.

     The Fund is subject to market risk because it invests primarily in common stocks. Market risk is the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Because of the risks associated with investing in the companies that comprise the Index, the Fund is intended to be a long term investment vehicle and is not designed to provide investors with a means of speculating on short term market movements.

     The Fund may enter into repurchase agreements. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require 102% collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with banks with assets of $1 billion or more and registered securities dealers determined by the Advisor (subject to review by the Board of Trustees) to be creditworthy.

     The Fund may engage in option transactions involving individual securities and market indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter markets. Options on the Pauze Tombstone Common Stock IndexTM are not currently traded on an exchange or in the over-the-counter markets. To cover the potential obligations involved in writing options, the Fund will own the underlying security, or the Fund will segregate with the Custodian (a) high grade liquid debt assets sufficient to purchase the underlying security, or (b) high grade liquid debt assets equal to the market value of the stock index.

     The purchase and writing of options requires additional skills and techniques beyond normal portfolio management, and involves certain risks. The purchase of options limits the Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When the Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When the Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral.

     The Fund may purchase securities on a when-issued or delayed delivery basis, provided, at the time of purchase, no more than 5% of the Fund's total assets are committed to such purchases. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of the Fund's total assets at the time the borrowing is made. Reverse repurchase agreements are considered borrowings for this purpose.

                             HOW TO PURCHASE SHARES


     The Fund offers its shares in two classes. Class A shares are subject to a sales charge at the time of purchase. Class B shares are subject to a contingent deferred sales charge (CDSC) on redemptions made within seven years of purchase. Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose (up to $5,000,000), as often as you wish, subject to a minimum initial investment of $2,500 ($2,000 for IRA accounts) and subsequent investments of $500. Shares of the Fund are purchased at the net asset value per share next determined after the order is received and accepted by the Distributor, plus any applicable sales charge for Class A shares. When opening an account, it is important that you provide the Distributor with your correct taxpayer identification number (social security or employer identification number).


     If you are investing in this Fund for the first time, you will need to set up an account. Your financial advisor will help you fill out and submit an application. You may also make a direct initial investment by completing and signing the investment application which accompanies this Prospectus and mailing it, together with a check or money order made payable to: Pauze Tombstone Fund(TM), Declaration Service Company, P.O. Box 844, Conshohocken, Pennsylvania 19428-0844.

     When you place an order for the Fund's shares, you must specify which class of shares you wish to purchase. The primary differences among the classes are in the sales charge structures and in their ongoing expenses. These differences are summarized in the table below.

              SALES CHARGE                 DISTRIBUTION &           OTHER INFORMATION
                                           SERVICE FEES
CLASS A       Maximum initial sales        No distribution fee;     Initial sales charge
              charge of 3.75%              service fee of 0.25%     waived or reduced
                                           of average daily net     for certain purchases
                                           assets


CLASS B       No initial sales charge;     distribution fee of      Shares convert to
              CDSC of 3.75% declines to    0.75%; service fee of    Class A after
              0% after seven years         0.25% of average         seventh year
                                           daily net assets


     CONVERSION OF CLASS B SHARES TO CLASS A SHARES -- Seven years after Class B shares are originally purchased, Class B shares will convert to Class A shares and will no longer be subject to a distribution fee. The conversion will be on the basis of relative net asset values of the two classes, without the imposition of any sales charge. Class B shares purchased through reinvested dividends and other distributions will convert to Class A shares on a pro rata basis with Class B shares not purchased through reinvestment.

     CONSIDERATIONS IN DETERMINING WHETHER TO PURCHASE CLASS A OR CLASS B SHARES -- you should consider the information below in determining whether to purchase Class A or Class B shares.

                     SALES CHARGES ON PURCHASE OR REDEMPTION


IF YOU PURCHASE CLASS A SHARES               IF YOU PURCHASE CLASS B SHARES

You will not have all of your money          All of your money is  invested in
invested. Part of your purchase price will   shares of stock. However, you will
go to pay the sales charge. You will not     pay a declining sales charge if you
pay a sales charge when you redeem your      redeem your shares within seven
shares.                                      years of purchase.

                                ONGOING EXPENSES


IF YOU PURCHASE CLASS A SHARES               IF YOU PURCHASE CLASS B SHARES

Your shares will have a lower ongoing        The distribution and service fees
expense ratio than Class B shares.           for Class B shares will cause your
                                             shares to have a higher ongoing
                                             expense ratio and to pay lower
                                             dividends than Class A shares.


     You should consider how long you plan to hold your shares and whether the accumulated higher fees and CDSC on Class B shares prior to conversion would be less than the initial sales charge on Class A shares. Also consider to what extent the difference would be offset by the lower expenses on Class A shares. To help you in this analysis, the example in the "Sales charge and Fund expenses" section of the Prospectus illustrates the charges applicable to each class of shares.

     BY MAIL: When making subsequent investments by mail, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above. Third party checks will not be accepted.

     BY TELEPHONE: Once your account is open, you may make investments by telephone by calling 1-800-327-7170. The maximum telephone purchase is the lesser of $5,000,000 or ten times the value of the shares owned, calculated at the last available net asset value. Payment for shares purchased by telephone is due within three business days after the date of the transaction. If your telephone order to purchase shares is cancelled due to nonpayment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust by reason of such cancellation. Investments by telephone are not available in any Fund retirement account administered by the Administrator or its agents.

     BY WIRE: You may make your initial or subsequent investments in the Pauze Funds(TM) by wiring funds. To do so, call the Investor Information Department at 1-800-327-7170 for a confirmation number and wiring instructions.

     BY AUTOMATIC INVESTMENT PLAN: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing Pauze Funds(TM) to draw on your bank account regularly by check for as little as $30 a month beginning within thirty (30) days after the account is opened. You should inquire at your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment any time by written instruction received by Pauze Funds(TM) at least five business days before the change is to become effective.

     To assure proper receipt, please be sure your bank includes the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Registration Form and mail it to the address above after completing your wire arrangement. Note: Federal Funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

     There are no wire fees charged by the Trust for purchases of $1,000 or more. A $10 wire fee will be charged by the Trust on wire purchases of less than $1,000. Your bank may charge wire fees for this service.

                     ADDITIONAL INFORMATION ABOUT PURCHASES

PURCHASE POLICIES:

o Investments must be received and accepted in the Distributor's offices on a business day before 4:00 p.m. Eastern time to be included in your account that day and to receive that day's share price. Otherwise, your purchase will be processed the next business day and you will pay the next day's share price.

o The maximum single purchase allowed is $5 million. Any individual order for $5 million or more must be pre-approved by the Distributor prior to placing the order or it will be rejected. This maximum individual amount allowed for investment may change from time to time.

o Wire orders can be accepted only on days when your bank, the Fund and the Fund's Distributor and Custodian are open for business.

o Wire purchases are completed when wired payment is received and the Fund accepts the purchase.

o The Distributor and the Fund are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.

o    You must pay any fee the bank charges for wiring.

o The Fund reserves the right to reject any application or investment for any reason.

o If your application does not specify which class of shares you are purchasing, it will be assumed that you are investing in Class A shares.

                   REDUCTIONS AND WAIVERS OF THE SALES CHARGE

     CLASS A -- INITIAL SALES CHARGE ALTERNATIVE

     On purchases of Class A shares, you pay a 3.75% sales charge on the first $250,000 of your total investment and less on subsequent investments.

Total Investment                 Sales Charge as a % of:*

                              Public              Net Invested     Dealer Reallowance as Percentage
                          Offering Price             Amount           of Public Offering Price**
Up to $250,000                 3.75%                  3.90%                      3.25%
Next $250,000                  3.25%                  3.36%                      2.85%
Next $250,000                  3.00%                  3.09%                      2.70%
Next $250,000                  2.00%                  2.04%                      1.80%
$1,000,000 or more             1.00%                  1.00%                       .90%

* To calculate the actual sales charge on an investment greater than $250,000 and less than $1,000,000, amounts for each applicable increment must be totaled. See the Statement of Additional Information ("SAI").

** Under certain circumstances, the Distributor may increase or decrease the reallowance amounts paid to participating broker-dealers.


     REDUCTIONS OF THE SALES CHARGE ON CLASS A SHARES

     Your sales charge may be reduced, depending on the totals of:

     o    the amount you are investing in the Fund now

     o    the amount of your existing investment in the Fund, if any, and

     o the amount you and your primary household group are investing or have invested in other funds in the Pauze Funds(TM) that carry a sales charge. (The primary household group consists of accounts in any ownership for spouses or domestic partners and their unmarried children under 21. Domestic partners are individuals who maintain a shared primary residence and have joint property or other insurable interests.)

                  OTHER POLICIES THAT AFFECT YOUR SALES CHARGE

     IRA purchases or other employee benefit plan purchases made through a payroll deduction plan or through a plan sponsored by an employer, association of employers, employee organization or other similar entity, may be added together to reduce the sales charge for all shares purchased through that plan.

     WAIVERS OF THE SALES CHARGE FOR CLASS A SHARES

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund, Declaration Service Company ("DSC" or the "Administrator"), Declaration Distributors, Inc. ("DDI" or the "Distributor") or their subsidiaries, spouses and unmarried children under 21.

o Current or retired Pauze Swanson(TM) employees, their spouses and unmarried children under 21.

o Qualified employee benefit plans using a daily transfer record keeping system offering participants daily access to Pauze Funds(TM).


o Shareholders who have at least $5 million invested in funds of the Pauze Funds(TM). If the investment is redeemed in the first year after purchase, a CDSC of 1% will be charged on the redemption.


o Purchases made with dividend or capital gain distributions from the load shares of another fund in the Pauze Funds(TM).


o Broker-dealers with dealer agreements with the Distributor, and registered representatives of such entities.


     CLASS B -- CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE


     Class B shares are sold subject to a contingent deferred sales charge ("CDSC"). Under this purchase alternative, all of the purchase payment for Class B shares is immediately invested in the Fund. The Advisor pays the Distributor a fee or commission of 3.75% and is reimbursed by the Fund over time by charging an additional Rule 12b-1 fee of .75% to the Class B shares. The Distributor pays the pariticpating broker/dealer's fee or commission of 3.25%. Under certain circumstances, the Distributor may increase or decrease the fee. The CDSC assures that the Advisor is reimbursed for funding the broker-dealer's fee.

     Where a CDSC is imposed on a redemption, it is based on the amount of the redemption and the number of years, including the year of purchase, between purchase and redemption. The following table shows the declining scale of percentages that apply to redemptions during each year after purchase:

IF A REDEMPTION IS MADE DURING THE:        THE PERCENTAGE RATE FOR THE CDSC IS:
           First year                                      3.75%
           Second year                                     3.75%
           Third year                                      3.25%
           Fourth year                                     2.75%
           Fifth year                                      2.25%
           Sixth year                                      1.75%
           Seventh year                                    1.25%
           Thereafter                                       -0-

     A CDSC is imposed on Class B shares if, within the time frames set forth, you redeem an amount that causes the current value of your account to fall below the total dollar amount of Class B shares purchased subject to the CDSC. The CDSC will not be imposed on the redemption of Class B shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed Class B shares above the original purchase price. Thus, the CDSC will be imposed on the lower of net asset value or purchase price. Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSC. When calculating the CDSC, it will be assumed that the redemption is made first of Class B shares acquired as dividends, second of shares that have been held for over the prescribed time and finally of shares held for less than the prescribed time.

     The following example illustrates how the CDSC is applied. Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 15 months, including reinvested dividend and capital gain distributions. You could redeem any amount up to $2,000 without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you redeemed $2,500, the CDSC would apply only to the $500 that represented part of your original purchase price. The CDSC rate would be 3.75% because a redemption after 15 months would take place during the second year after purchase.

     SERVICES

     To help you track and evaluate the performance of your investments, DSC provides these services:

     o QUARTERLY STATEMENTS listing all of your holdings and transactions during the previous three months.

     o    YEARLY  TAX  STATEMENTS  featuring   average-cost-basis  reporting  of
          capital gains or losses if you redeem your shares, along with distribution information which simplifies tax calculations.

                             HOW TO EXCHANGE SHARES

     You have the privilege of exchanging some or all of your shares for shares of the same class of any other of the Pauze Funds(TM) which are properly registered for sale in your state. An exchange involves the simultaneous redemption (sale) of shares of one fund and purchase of shares of another fund at the respective closing net asset value and is a taxable transaction.

     By telephone: You will automatically have the privilege to direct Pauze Funds to exchange your shares by calling toll free 1-800-327-7170. In connection with such exchanges, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation, and tape recording conversations); and if the Fund and/or its Transfer Agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

     By mail: You may direct Pauze Funds(TM) in writing to exchange your shares. The request must be signed exactly as the name appears on the registration. (Before writing, read "Additional Information About Exchanges.")

     ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Fund whose shares are being acquired.

     (2) There currently is no charge for exchanges. However, the Trust reserves the right to impose a $5 charge, which would be paid to the Transfer Agent, for each exchange transaction out of any fund account, to cover administrative costs associated with handling these exchanges.

     (3) As with any other redemption, the Fund reserves the right to hold redemption proceeds for up to seven days. In such event, the purchase side of the exchange transaction will also be delayed. You will be notified immediately if a Fund is exercising said right.

     (4) Shares may not be exchanged unless you have furnished Pauze Funds(TM) with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number.

     (5) The exchange privilege may be modified or terminated at any time. The exchange fee and other terms of the privilege are subject to change.

                              HOW TO REDEEM SHARES

     You may redeem any or all of your shares at will. The Trust redeems shares at the net asset value next determined after it has received and accepted a redemption request in proper order. Redemption requests must be received prior to the time the next determined net asset value per share is computed (generally 4:00 p.m. Eastern time, Monday through Friday) to be effective that day.

     By mail: Your written request for redemption in proper form to Declaration Service Company, P.O. Box 844, Conshohocken, Pennsylvania 19428-0844. For express or registered mail, send your request to Declaration Service Company, Suite 6160, 555 North Lane, Conshohocken, Pennsylvania 19428. To be in "proper form" requires delivery to the Transfer Agent of:

     (1) a written request for redemption signed by each registered owner exactly as the shares are registered, the account number and the number of shares or the dollar amount to be redeemed;

     (2) signature  guarantees  when required (see  "Signature  Guarantee"  page
     16); and

     (3) such additional documents as are customarily required to evidence the authority of persons effecting redemptions on behalf of corporations, executors, trustees and other fiduciaries. Redemptions will not become effective until all documents in the form required have been received by the Transfer Agent. (Before writing, read "Additional Information About Redemptions.")

     By telephone: Redemptions may be made by telephone, provided you have completed the Telephone Redemption Authorization section of the purchase application. Upon proper authority and instruction, redemptions will be wired (for a separate bank wire charge) to the bank account identified on the account registration or, for amounts of $15,000 or less, redemptions will be mailed to the address on the account registration. In connection with telephone redemptions, neither the Fund nor the Transfer Agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Fund and/or its Transfer Agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Fund or its Transfer Agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

     SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisors, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Trust at 1-800-327-7170.

     SIGNATURE GUARANTEE

     Redemptions in excess of $15,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Transfer Agent at 1-800-327-7170 to determine whether the entity that will guarantee the signature is an eligible guarantor.

     REDEMPTION PROCEEDS MAY BE SENT TO YOU:

     BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Trust reserves the right to hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared. You may avoid this requirement by investing by bank wire (Federal funds). Redemption checks may be delayed if you have changed your address in the last 30 days. Please notify the Trust promptly in writing of any change of address.

     BY WIRE: You may authorize the Trust to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption or have completed the banking information portion of the Telephone Redemption Authorization on the purchase application. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Trust reserves the right to hold redemptions for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days. There is a $10 charge to cover the wire, which is deducted from redemption proceeds.

     ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     (1) Redemptions of Class B shares of the Fund may be subject to a CDSC if the shares are redeemed within the holding period prescribed in the applicable Distribution Plan. See Class B - Contingent Deferred Sales Charge Alternative on page 13 for the applicable holding period.

     (2) The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     (3) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     (4) The Trust has the authority to redeem existing accounts and to refuse a potential account the privilege of having an account in the Trust if the Trust reasonably determines that the failure to so redeem, or to so prohibit, would have a material adverse consequence to the Trust and its shareholders.

     (5) Excessive short-term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Trust has reserved the right to refuse investments from shareholders who engage in short-term trading.

     (6) The Fund has filed an election with the Securities and Exchange Commission which permits the Fund to make redemption payments in whole or in part in securities or other property. However, the Fund has committed to pay in cash all redemptions for any shareholder, limited in amount with respect to each shareholder during any ninety day period to the lesser of
     (a) $250,000 or (b) one percent of the net asset value of the Fund at the beginning of such period.

     ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The account closing fee does not apply to exchanges between other funds of the Trust.

     The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the Transfer Agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. When a shareholder closes an account, the Fund must continue to carry the account on its books, maintain the account records and complete year-end tax reporting. With no assets, the account cannot pay its own expenses and imposes an unfair burden on remaining shareholders.

     SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month which is deducted the next business day. The charge is payable directly to the Fund's Transfer Agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equitably among shareholders.

     Active automatic investment plan, UGMA/UTMA, and retirement plan accounts administered by the Administrator or its agents or its affiliates will not be subject to the small account charge.

     In order to reduce expenses of a Fund, the Trust may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan accounts, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

                              SHAREHOLDER SERVICES

     DSC, P.O. Box 844, Conshohocken, PA 19428-0844, acts as transfer and dividend paying agent for all Fund accounts. Simply write or call the Investor Information Department at 1-800-327-7170 for prompt service on any questions about your account.

     CONFIRMATION STATEMENTS


     Shareholders normally will receive a yearly confirmation statement and after each transaction showing the activity in the account. However, when account activity is produced solely from dividend reinvestment, confirmation statements will be mailed only on a quarterly basis.


     OTHER SERVICES

     The Trust has available a number of plans and services to meet the special needs of certain investors. Plans available include, but are not limited to:

     (1)  payroll deduction plans, including military allotments;
     (2)  custodial accounts for minors;
     (3)  a flexible, systematic withdrawal plan; and
     (4)  various   retirement  plans  such  as  IRA,   403(b)(7),   401(k)  and
          employer-adopted defined benefit and defined contribution plans.

     There is an annual charge for each retirement plan fund account with respect to which a service provider acts as custodian. If this charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

     Application forms and brochures describing these plans and services can be obtained from the Transfer Agent by calling 1-800-327-7170.

                          RULE 12B-1 DISTRIBUTION PLAN

     A plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for the Fund, with separate provisions for each class of shares. The plan provides that the Fund will pay a servicing or Rule 12b-1 fee of 0.25% of the Fund's average net assets (1/12 of 0.25% monthly) to the Advisor for its ongoing services to prospective and existing Fund shareholders, including payments to persons or institutions for performing certain servicing functions for Fund shareholders. These payments will generally be based on a percentage of the value of Fund shares held by the institution's clients. With respect to Class B shares, the distribution plan provides that the Fund will use Fund assets allocable to those shares to pay the Advisor additional Rule 12b-1 fees of 0.75% of said assets (1/12 of 0.75% monthly) for its services and expenditures related to the distribution of Class B shares, including fees paid to broker-dealers for sales and promotional services. The fees received by the Advisor for either class of shares during any year may be more or less than its costs of providing distribution and shareholder services to the class of shares. See "Summary of Fees and Expenses" at page 13 and "Rule 12b-1 Distribution Plan" in the Statement of Additional Information.

                               VALUING FUND SHARES

     The value of an individual share in any class of the Fund (the net asset value) is calculated by dividing the net assets attributable to the class, by the number of shares outstanding of the class, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

     Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Advisor's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                             DISTRIBUTIONS AND TAXES

     As a shareholder you are entitled to your share of the Fund's distributed net income and any net gains realized on its investments. The Fund intends to distribute dividends and capital gains distributions to qualify as a regulated investment company and to avoid paying corporate income and excise taxes. Dividend and capital gains distributions will have tax consequences you should know about.

     DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

     The Fund intends to distribute substantially all of its net investment income as DIVIDENDS to its shareholders at the end of each calendar quarter. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Dividends for each share class will be calculated at the same time, in the same manner and will be the same amount prior to deduction of expenses. Expenses attributable solely to a class of shares will be paid exclusively by that class. Class B shareholders will receive lower per share dividends than Class A shareholders because ongoing expenses for Class B are higher than for Class A.

     The Fund realizes long-term capital gains whenever it sells securities held for more than one year for a higher price than it paid for them. The Fund intends to distribute substantially all of its net realized long-term capital gains, if any, at the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS. Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. (If your distributions are reinvested, the total value of your holdings will not change.)

     The Advisor anticipates that the Fund's portfolio will be highly concentrated, and diversification requirements under the Internal Revenue Code will in all likelihood necessitate the sale of securities at the end of each quarter for the Fund to qualify as a regulated investment company. These sales may result in the realization of additional capital gains, and there is no guarantee that the Fund will be able to qualify as a regulated investment company and thereby avoid paying corporate taxes.

     REINVESTMENTS

     Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the Fund, unless:

     o you request the Fund in writing or by phone to pay distributions to you in cash, or

     o you direct the Fund to invest your distributions in any publicly available Pauze Fund(TM) for which you have previously opened an account. You pay no sales charge on shares purchased through reinvestment of distributions from the Fund into another Pauze Fund.

     The reinvestment price is the net asset value at the close of business on the day the distribution is paid. (Your quarterly statement will confirm the amount invested and the number of shares purchased.)

     If you choose cash distributions, you will receive only those declared after your request has been processed.

     If the U.S. Postal Service cannot deliver the checks for the cash distributions, we will reinvest the checks into your account at the then-current net asset value and make future distributions in the form of additional shares.

     TAXES

     Distributions are subject to federal income tax and also may be subject to state and local taxes. Distributions are taxable in the year the Fund pays them regardless of whether you take them in cash or reinvest them.

     Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

     Buying a dividend creates a liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

     IMPORTANT: The foregoing tax information is a brief and selective summary of certain federal tax rules that apply to the Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

                             MANAGEMENT OF THE FUND

     TRUSTEES


     The Fund is a series of the Pauze Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on October 15, 1993. The Trust's headquarters are at 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014. The business and affairs of the Fund are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers of the Trust.

     THE INVESTMENT ADVISOR

     Pauze, Swanson & Associates Investment Advisors Inc. d/b/a Pauze Swanson Capital Management Co.(TM) (the "Advisor"), 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, under an investment advisory agreement with the Trust, furnishes investment advisory and management services to the Fund. The Advisor is a Texas corporation which was registered with the Securities and Exchange Commission as an investment advisor in December, 1993. Philip C. Pauze, the Fund's portfolio manager and owner of the Advisor, has been responsible for the day-to-day management of the Fund since inception.

     Mr. Pauze has specialized in providing investment management for the assets of pre-need funeral accounts, trusts, small institutions, and retirement plans since 1985. Mr. Pauze assisted the California Funeral Directors Association in establishing the California Master Trust (the "CMT") and has managed the investment portfolio since inception. CMT's investment performance has been highly rated by independent evaluators. In addition to the CMT, Mr. Pauze serves as the financial consultant to the government bond portfolio of the Pennsylvania Funeral Trust, to the American Funeral Trust, a nationwide funeral trust, and to the California and Pennsylvania Funeral Directors Association's Retirement Plans. Mr. Pauze has over eleven years experience managing assets for companies involved in the death care industry. Mr. Pauze has been President of the Trust since January 10, 1994.




     The Advisor furnishes an investment program for the Fund, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Fund. The Advisory Agreement with the Trust provides for the Fund to pay the Advisor a monthly management fee equal to an annual rate of .38% of the Fund's average daily net assets.


     Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Advisor may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. It is anticipated that the Fund will pay brokerage commissions to a registered broker-dealer with which Mr. Pauze is affiliated.

     THE ADMINISTRATOR

     DSC, under an Administration Agreement with the Trust dated February 13, 1996, generally administers the affairs of the Trust. Terence P. Smith, President of DSC, has been a Trustee of the Trust since February 13, 1996.

     Under the Administration Agreement, the Administrator, subject to the overall supervision and review of the Board of Trustees of the Trust, supervises parties (other than the Advisor) providing services to the Trust, provides the Trust with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Trust.


     The Administration Agreement provides for the Trust to pay the Administrator an annual fee of $196,000, which is allocated among all of the funds of the Trust pro rata based on their respective net assets. DSC also provides transfer agency, dividend disbursing and accounting services to the Funds for which it receives separate compensation.




     THE DISTRIBUTOR

     On February 13, 1996, pursuant to the Fund's Distribution Plan, the Trust entered into a Distribution Agreement with DDI, P.O. Box 844, Conshohocken, PA 19428, an affiliate of DSC, pursuant to which the Distributor has agreed to act as the Trust's agent in connection with the distribution of Fund shares. The Distributor's responsibilities include acting as agent in states where designated agents are required, reviewing and filing all advertising and promotional materials, and monitoring and reporting to the Board of Trustees on Trust distribution plans. For such services, it will be paid a fixed annual fee of $20,000 and will be reimbursed for expenses incurred on behalf of the Trust. The Advisor is committed to pay all sums, if any, that exceed the amount allowed under the Fund's 12b-1 Plan.

     The Trust pays all other expenses for its operations and activities, and each Fund pays its allocable portion of these expenses. The expenses borne by the Trust include the charges and expenses of any shareholder servicing agents, custodian fees, legal and auditors' expenses, brokerage commissions for portfolio transactions, the advisory fee, extraordinary expenses, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, and expenses of registering and qualifying shares for sale, among others.

                               GENERAL INFORMATION

     FUNDAMENTAL POLICIES

     The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund. Shareholders will be given thirty days' prior notice of any change in the Fund's investment objective.

     PORTFOLIO TURNOVER

     The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell portfolio securities as weightings in the Index change and for regulatory compliance reasons. It is anticipated that the Fund will have a portfolio turnover rate of less than 200%. The brokerage commissions incurred by the Fund will generally be higher than those incurred by a fund with a lower portfolio turnover rate. The higher portfolio turnover rate may result in the realization of more net capital gains, and any distributions derived from such gains may be ordinary income for federal tax purposes.

     SHAREHOLDER RIGHTS

     The shares of each share class making up the Fund represent an interest in that Fund's assets only (and profits or losses), and in the event of liquidation, each share of the Fund would have the same rights to dividends and assets as every other share of the Fund (except that expenses attributable solely to a class of shares will be borne by that share class).


     No annual or regular meeting of shareholders is required; however, the Trustees may call meetings to take action on matters which require shareholder vote and other matters as to which Trustees determine shareholder vote is necessary or desirable. Shareholders elect the Trustees of the Trust. Subject to
Section 16(a) of the 1940 Act, the Trustees may elect their own successors and may appoint Trustees to fill vacancies, including vacancies caused by an increase in the number of Trustees by action of the Board of Trustees. Whether appointed or elected, a Trustee serves as Trustee of the Trust for a period of six years. Notwithstanding the foregoing, the Trustees' terms are staggered so that the terms of at least 25% of the Board of Trustees will expire every three years. A Trustee whose term is expiring may be re-elected.


     As a shareholder, you have voting rights over the Fund's fundamental policies. You are entitled to one vote for each whole share, and fractional votes for fractional shares, you own. Shares of the Fund do not have cumulative voting rights. On matters affecting an individual series, a separate vote of shareholders of the series is required. On matters affecting an individual class of shares, a separate vote of shareholders of the class is required. The series' shares are fully paid and non-assessable by the Trust, have no pre-emptive or subscription rights, and are fully transferable, with no conversion rights.




     As of August 1, 1998, CMT may be deemed to control the Trust as a result of its beneficial ownership of shares of various series of the Trust.

                             PERFORMANCE INFORMATION


     The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions and the deduction of the maximum sales charge from the initial investment (for Class A shares) or the deduction of the maximum contingent sales charge (for Class B shares). The results do not take into account charges for optional services which involve nominal fees (such as wire redemption fees).

     The Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales charge, or charges for optional services which involve nominal fees, which would reduce the quoted performance if included. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to the Pauze Tombstone Common Stock Index(TM), and the performance of the Index as well as the Fund may be compared to other well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average. The performance of the Pauze Tombstone Common Stock Index(TM) should not be considered indicative of future performance of the Fund.


     THE ADVERTISED PERFORMANCE DATA OF THE FUND IS BASED ON HISTORICAL PERFORMANCE AND IS NOT INTENDED TO INDICATE FUTURE PERFORMANCE. RATES OF TOTAL RETURN QUOTED BY THE FUND MAY BE HIGHER OR LOWER THAN PAST QUOTATIONS, AND THERE CAN BE NO ASSURANCE THAT ANY RATE OF TOTAL RETURN WILL BE MAINTAINED. THE PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT A SHAREHOLDER'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE SHAREHOLDER'S ORIGINAL INVESTMENT.

                               INVESTMENT ADVISOR
                    Pauze Swanson Capital Management Co.(TM)
                     14340 Torrey Chase Boulevard, Suite 170
                              Houston, Texas 77014

                         ADMINISTRATOR & TRANSFER AGENT
                           Declaration Service Company
                                  P.O. Box 844
                             Conshohocken, PA 19428

                                 PAUZE FUNDS(TM)
                            Pauze Tombstone Fund(TM)
                       Pauze U.S. Government Total Return
                                 Bond Fund (TM)
                       Pauze U.S. Government Intermediate
                               Term Bond Fund (TM)
                      Pauze U.S. Government Short Term Bond
                                    Fund (TM)

                      Be sure to retain this Prospectus. It
                         contains valuable information.

                                   DISTRIBUTOR
                         Declaration Distributors, Inc.
                                  P.O. Box 844
                             Conshohocken, PA 19428


                                  LEGAL COUNSEL
                         Brown, Cummins & Brown Co., LPA
                                3500 Carew Tower
                                 441 Vine Street
                              Cincinnati, OH 45202




                                    CUSTODIAN
                                  Star Bank, NA
                                425 Walnut Street
                              Cincinnati, OH 45202


                             INDEPENDENT ACCOUNTANTS
                              Tait, Weller & Baker
                               8 Penn Center Plaza
                             Philadelphia, PA 19103


                    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY
                 INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT
                   CONTAINED IN THIS PROSPECTUS, OR THE FUND'S
                       STATEMENT OF ADDITIONAL INFORMATION
                 INCORPORATED HEREIN BY REFERENCE, IN CONNECTION
                 WITH THE OFFERING MADE BY THIS PROSPECTUS AND,
                      IF GIVEN OR MADE, SUCH INFORMATION OR
                   REPRESENTATIONS MUST NOT BE RELIED UPON AS
                    HAVING BEEN AUTHORIZED BY THE FUND. THIS
                  PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY
                   THE FUND IN ANY JURISDICTION IN WHICH SUCH
                       OFFERING MAY NOT LAWFULLY BE MADE.

                       STATEMENT OF ADDITIONAL INFORMATION


                                   PAUZE FUNDS


                  PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND
                              ("TOTAL RETURN FUND")


                PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND
                           ("INTERMEDIATE TERM FUND")


                   PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND
                               ("SHORT TERM FUND")


                           (COLLECTIVELY THE "FUNDS")



     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Funds' prospectus dated September 1, 1998 (the "prospectus") which may be obtained from Declaration Service Company ("DSC" or the "Administrator"), P.O. Box 844, Conshohocken, Pennsylvania 19428-0844.


     The date of this Statement of Additional Information is September 1, 1998.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

GENERAL INFORMATION .......................................................    1

INVESTMENT OBJECTIVES AND POLICIES ........................................    2

PORTFOLIO TURNOVER ........................................................    8

PORTFOLIO TRANSACTIONS ....................................................    8

MANAGEMENT OF THE TRUST ...................................................    8

PRINCIPAL HOLDERS OF SECURITIES ...........................................   10

INVESTMENT ADVISORY SERVICES ..............................................   13

ADMINISTRATOR SERVICES ....................................................   14

TRANSFER AGENCY AND OTHER SERVICES ........................................   15

12b-1 PLAN OF DISTRIBUTION ................................................   15

ADDITIONAL INFORMATION ON REDEMPTIONS .....................................   17

CALCULATION OF PERFORMANCE DATA ...........................................   17

TAX STATUS ................................................................   19

CUSTODIAN .................................................................   21

INDEPENDENT ACCOUNTANTS ...................................................   21

FINANCIAL STATEMENTS ......................................................   21

                               GENERAL INFORMATION


     Pauze Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. In addition to the three series referred to in this Statement of Additional Information, one other series (the Pauze Tombstone Fund) is authorized. Each series referred to in this Statement of Additional Information represents a separate diversified portfolio of securities (collectively referred to herein as the "Portfolios" or "Funds" and individually as a "Portfolio" or "Fund").


     The assets received by the Trust from the issue or sale of shares of each Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio. They constitute the underlying assets of the Portfolio, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the Portfolio. In the event additional portfolios are created, any general expenses of the Trust, not readily identifiable as belonging to the Portfolio, shall be allocated by or under the direction of the Board of Trustees (the "Trustees") in such manner as the Trustees determine to be fair and equitable. Shares represent a proportionate interest in the Portfolio. Shares of each Portfolio have been divided into classes with respect to which the Trustees have adopted allocation plans regarding expenses specifically attributable to a particular class of shares. Subject to such an allocation, all shares are entitled to such dividends and distributions, out of the income belonging to the Portfolio, as are declared by the Trustees. Upon liquidation of the Trust, shareholders of the Portfolio are entitled to share pro rata, adjusted for expenses attributable to a particular class of shares, in the net assets belonging to the Portfolio availa ble for distribution.

     As more fully described under "The Trust" in the prospectus under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required; however, the Trustees may call meetings to take action on matters which require shareholder vote and other matters which Trustees determine shareholder vote is necessary or desirable. Whether appointed by prior Trustees or elected by shareholders, an "Independent" Trustee serves as Trustee of the Trust for a period of six years. However, the Trustees' terms are staggered so that the terms of at least 25% of the Board of Trustees will expire every three years. Trustees who are not "interested persons" will stand for election in 1996. A Trustee whose term is expiring may be re-elected. Thus, shareholder meetings will ordinarily be held only once every three years unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

     On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares).

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Truste es can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shares  have  no   preemptive   or   subscription   rights  and  are  fully
transferable. There are no conversion rights.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       INVESTMENT OBJECTIVES AND POLICIES

     The  following  information   supplements  the  discussion  of  the  Funds'
investment objectives and policies in the Funds' Prospectus.

INVESTMENT RESTRICTIONS

     A Fund will not change any of the following investment restrictions, without, in either case, the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     The Funds may not:

     (1)  Issue senior securities.

     (2) Borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

     (3)  Underwrite the securities of other issuers.

     (4) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

     (5) Engage in the purchase or sale of commodities or commodity contracts; except that each of the Intermediate Term Fund and the Short Term Fund may invest in bond futures contracts and options on bond futures contracts for bona fide hedging purposes.

     (6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets.(Accounts receivable for shares purchased by telephone shall not be deemed loans.)

     (7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity in the Intermediate Term Fund and Short Term Fund utilizing financial futures and related options.

     (8)  Make short sales.

     (9) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that this restriction does not apply to debt obligations of the United States Government which are protected by the full faith and credit of the United States Government.

     (10) (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer.

     The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

     The Fund may not:

     (11) Invest in warrants to purchase common stock.

     (12) Invest  in  companies  for  the  purpose  of  exercising   control  or
          management

     (13) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

     (14) Participate on a joint or joint and several basis in any trading account.

     (15) Invest in any foreign securities.

     (16) Invest more than 15% of its total net assets in illiquid securities.

     (17) Invest in oil, gas or other mineral leases.

     (18) In connection with bona fide hedging activities, invest more than 2.5% of their assets as initial margin deposits or premiums for futures contracts and provided that said Funds may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

     The following discussion of the investment objectives, policies and risks associated with the Fund supplements the discussion in the prospectus.

INTERMEDIATE TERM FUND AND SHORT TERM FUND USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Futures contracts and options may be used for several reasons: to hedge securities held to effectively reduce the average weighted maturity; to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. No Fund may use futures contracts or options transactions to leverage assets.

     The Intermediate Term and Short Term Funds may purchase or sell options on individual securities, and may enter into trading in options on futures contracts, may purchase put or call options on futures contracts, and may sell such options in closing transactions.

     An option will not be purchased for a Fund if, as a result, the aggregate initial margins and the premiums paid for all options and futures contracts that a Fund owns would exceed 2.5% of its net assets at the time of such purchase.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, then to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them.
Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC, as applicable to a Fund, require that all of its futures transactions constitute bona fide hedging transactions. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, it is expected that approximately 75% of its futures contract purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs usually are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Fund will not enter into futures contract transaction to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts and premiums paid for all options and futures contracts exceed 2.5% of its net assets at the time of the transaction. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 100% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, Pauze Swanson Capital Management Co., the Funds' Investment Advisor, does not believe that the Funds are subject to the risks of loss frequently associated with leveraged futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or other income derived with respect to the Fund's business of investment in securities or currencies. In addition, with respect to tax years commencing before August 5, 1997, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income, provided, however, that for purposes of the 30% test, the Internal Revenue Code of 1986, as amended, provides that losses on securities underlying an option or a futures contract may be offset against any gains realized on the disposition of the option or futures contract. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

SEGREGATED ASSETS AND COVERED POSITIONS

     When purchasing futures contracts, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, the Funds will restrict cash, which may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

     The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at the Trust's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a Fund.

     Fund assets need not be segregated if the Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. The Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established.

     A Fund could cover a call option which it has sold by holding the same security underlying the call option. A Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

                               PORTFOLIO TURNOVER

     Pauze Funds' Investment Advisor buys and sells securities for the Fund to accomplish its investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.

     A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover rates are set forth in the "Financial Highlights" portion of the prospectus. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which will result in payment by the Fund from capital of above-average amounts of markups to dealers and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. A Any short-term gain realized on securities will be taxed to shareholders as ordinary income. See "Tax Status."

                             PORTFOLIO TRANSACTIONS

     Applicable law requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security and the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis). When transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.


     As all portfolio securities transactions were executed with principals, none of the Funds paid brokerage fees for the fiscal years ended April 30, 1996 through April 30, 1998.


                             MANAGEMENT OF THE TRUST

     The Trustees and Officers of the Trust, and their principal occupations during the past five years are set forth below, along with their business address, 14340 Torrey Chase Blvd., Houston, Texas 77014.

NAME, ADDRESS & AGE                 TRUST POSITION            PRINCIPAL OCCUPATION
-------------------                 --------------            --------------------
Philip C. Pauze **                  President and             President of Pauze, Swanson & Associates
14340 Torrey Chase Blvd.            Trustee                   Investment Advisors, Inc., d/b/a Pauze
Suite 170                                                     Swanson Capital Management Co., an asset
Houston, Texas 77014                                          management firm specializing in management of
Age: 57                                                       fixed income portfolios since April 1993. Owner of
                                                              Philip C. Pauze & Associates, a management
                                                              consulting firm since April 1993. Vice President
                                                              and Registered Representative with Shearson Lehman
                                                              Brothers from 1988 to 1993. Financial Consultant
                                                              to California Master Trust since 1986. Financial
                                                              consultant to the American Funeral Trust (Series)
                                                              since 1993.


Terence P. Smith**                  Secretary,                President and Chief Executive Officer of The
Suite 6160, 555 N. Lane             Treasurer,                Declaration Group of companies (including
Conshohocken, PA  19428             Chief                     Declaration Service Company, which provides the
Age: 51                             Financial                 Trust's transfer agency, accounting and admini-
                                    Officer and               strative services, and Declaration Distributors, Inc.,
                                    Trustee                   a registered broker-dealer which provides
                                                              distribution service to the Trust) since 1997.
                                                              President and Chief Operating Officer of The
                                                              Declaration Group of companies from 1988 to 1997.
                                                              President and Trustee of Declaration Fund, a
                                                              registered investment company, since 1997.
                                                              Certified Public Accountant. Formerly served on
                                                              tax and audit staff of KPMG Peat Marwick, LLP, an
                                                              international public accounting firm.

Paul J. Hilbert                     Trustee                   Attorney with the firm of Paul J. Hilbert &
2301 FM 1960 West                                             Associates, Houston, Texas, practicing civil law
Houston, TX  77068                                            since 1975.  Legislator, Texas House of
Age:  49                                                      Representatives since 1982.


Gordon Anderson                     Trustee                   Consultant with the Texas Education Agency,
1806 Elk River Rd.                                            Region 4 Education Service Center, School Board
Houston, TX  77090                                            and Superintendent Development Program since
Age:  62                                                      March 1998. President, RAJ Development
                                                              Corporation: investor, developer and home builder
                                                              from 1997 to 1998.  Retired (July 1997)
                                                              Superintendent of Spring Independent School
                                                              District, Houston, Texas.


Wayne F. Collins**                  Trustee                   Retired.  From September 1991 to February 1994
32 Autumn Crescent                                            was Vice President of Worldwide Business Planning
The Woodlands, TX  77381                                      of the Compaq Computer Corporation. Served
Age:  57                                                      Compaq Computer Corporation as Vice President of
                                                              Materials Operations from September 1988 to
                                                              September 1991; Vice President, Materials and
                                                              Resources from April 1985 to September 1991; Vice
                                                              President, Corporate Resources from June 1983 to
                                                              September 1988.

Robert J. Pierce                    Trustee                   Richard Pierce Funeral Service since 1967, serving
1791 #2 Silverado Trail                                       in such capacities as President and General
Napa, CA  94558                                               Manager. In addition, in June 1997, became Vice
Age:  53                                                      President (Western Division) and Chief Operating
                                                              Officer (Northern California Region) of Stewart
                                                              Enterprises, Inc.

     ** This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

     Trustee fees are Trust expenses and each portfolio pays a portion of the Trustee fees. The compensation paid to the Trustees of the Trust for the fiscal year ended April 30, 1998 is set forth below.

                             AGGREGATE COMPENSATION
                             FROM TRUST (THE TRUST IS
NAME                         NOT IN A FUND COMPLEX)          TOTAL COMPENSATION
----                         ----------------------          ------------------
Philip C. Pauze              $0                              $0
Terence P. Smith             $0                              $0
Paul J. Hilbert              $12,000                         $12,000
Wayne F. Collins             $12,000                         $12,000
Gordon Anderson              $12,000                         $12,000
Robert J. Pierce             $12,000                         $12,000

                         PRINCIPAL HOLDERS OF SECURITIES

     Other than indicated below, as of July 15, 1998, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Pauze Funds. The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Pauze Funds at July 15, 1998:

                                                                       Type of
Class             Name & Address of Owner                  % Owned     Ownership
-----             -----------------------                  -------     ---------

                  Pauze U.S. Government Total Return Fund
                  ---------------------------------------

No Load           Donaldson Lufkin Jenrette                  5.28%        Record
                  Sec. Corp.
                  Pershing Division
                  P.O. Box 2052
                  Jersey City, NJ 07303

No Load           Mechanics Bank of Richmond, TTEE          79.58%        Record
                  FBO California Master Trust
                  3170 Hilltop Mall Road
                  Richmond, CA 94806

No Load           Pinnacle Management & Trust Co.            5.90%        Record
                  American Funeral Plan / TX
                  5599 San Felipe, Suite 300
                  Houston, TX  77056

Class B           SEI Trust Company                         10.72%        Record
                  FBO Whitehurst Sullivan
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           SEI Trust Company                         12.51%        Record
                  FBO Whitehurst Loyd
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           SEI Trust Company                         18.35%        Record
                  FBO Hadley Funeral Chapel
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           SEI Trust Company                         20.93%        Record
                  FBO Whitehurst Stephens & Bean
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           Donaldson Lufkin Jenrette                 37.49%        Record
                  FBO Robert & Sandra Earthman
                  P.O. Box 2052
                  Jersey City, NJ  07303

Class C           Star Bank NA, Custodian FBO               50.06%        Record
                  Theodore F. Mallory, III IRA
                  P.O. Box 778
                  Fayetteville, GA  30214

Class C           Star Bank NA, Custodian FBO               49.94%        Record
                  Alice Mallory IRA
                  P.O. Box 778
                  Fayetteville, GA  30214

                  Pauze U.S. Government Intermediate Term Bond Fund
                  -------------------------------------------------

No Load           Donaldson Lufkin Jenrette                 7.41%         Record
                  Sec. Corp.
                  Pershing Division
                  P.O. Box 2052
                  Jersey City, NJ 07303

No Load           Saxon & Co.                               12.28%        Record
                  FBO PA Funeral
                  P.O. Box 7780
                  Philadelphia, PA 19182

No Load           Mechanics Bank of Richmond TTEE           22.56%        Record
                  FBO California Master Trust
                  3170 Hilltop Mall Road
                  Richmond, CA  94806-1921

No Load           Pinnacle Management & Trust Co.           11.21%        Record
                  American Funeral Plan / TX
                  5599 San Felipe, Suite 300
                  Houston, TX  77056

No Load           Strafe & Company                          24.46%        Record
                  F/A/O Cooper Agency
                  P.O. Box 160
                  Westerville, OH  43086

No Load           Norwest Bank TTEE                         17.57%        Record
                  Coker Funeral Home
                  P.O. Box 1533
                  Minneapolis, MN  55480

No Load           Angelus Rosedale Endownment                5.53%    Beneficial
                  1831 W. Washington
                  Los Angeles, CA  90007

Class B           SEI Trust Company                         13.58%        Record
                  FBO Whitehurst Sullivan
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           SEI Trust Company                         14.29%        Record
                  FBO Whitehurst Loyd
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           SEI Trust Company                         18.35%        Record
                  FBO Hadley Funeral Chapel
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           SEI Trust Company                         20.93%        Record
                  FBO Whitehurst Stephens & Bean
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class B           Jim L. Cooper                              5.04%    Beneficial
                  210 W. Walnut
                  Tecumseh, OK  74873

Class B           Donaldson Lufkin Jenrette                 12.22%        Record
                  Sec. Corp.
                  P.O. Box 2052
                  Jersey City, NJ  07303

                  Pauze U.S. Government Short Term Bond Fund
                  ------------------------------------------

No Load           Mechanics Bank of Richmond TTEE           35.34%        Record
                  FBO California Master Trust
                  3170 Hilltop Mall Road
                  Richmond, CA  94806

No Load           Pinnacle Management & Trust Co.           36.16%        Record
                  American Funeral Plan / TX
                  5599 San Felipe, Suite 300
                  Houston, TX  77056

No Load           Strafe & Company                           7.27%        Record
                  F/A/O Cooper Agency
                  P.O. Box 160
                  Westerville, OH  43086

No Load           Norwest Bank TTEE                         10.71%        Record
                  Coker Funeral Home
                  P.O. Box 1533
                  Minneapolis, MN  55480

Class C           SEI Trust Company                         15.15%        Record
                  FBO Whitehurst Sullivan
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class C           SEI Trust Company                         17.68%        Record
                  FBO Whitehurst Loyd
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class C           SEI Trust Company                         18.35%        Record
                  FBO Hadley Funeral Chapel
                  One Freedom Valley Drive
                  Oaks, PA  19456

Class C           SEI Trust Company                         20.93%        Record
                  FBO Whitehurst Stephens & Bean
                  One Freedom Valley Drive
                  Oaks, PA  19456


                          INVESTMENT ADVISORY SERVICES

     Pauze, Swanson & Associates Investment Advisors, Inc., dba Pauze Swanson Capital Management Co., an investment management firm (the "Advisor"), pursuant to an Advisory Agreement provides investment advisory and management services to the Trust. It will compensate all personnel, officers and trustees of the Trust if such persons are employees of the Advisor or its affiliates. The Trust pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Advisory Agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") and by vote of a majority of the outstanding voting securities of the Total Return Fund in May 1996. The terms of the votes approving the Advisory Agreement provide that it will continue until October 31, 1997, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the

Fund (as defined in the Investment Company Act of 1940 [the "Act"]) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement was approved with respect to the Intermediate Term Fund and the Short Term Fund during March 1996.


     For the fiscal years ended April 30, 1996, 1997 and 1998 the Trust, on behalf of the Total Return Fund, paid the Advisor fees (net of expenses paid by the Advisor or fee waivers) of $37,025, $408,656 and $442,281, respectively.

     For the fiscal years ended April 30, 1996, 1997 and 1998 the Trust, on behalf of the Intermediate Term Fund, paid the Advisor fees (net of expenses paid by the Advisor or fee waivers) of $0, $10,690 and $13,686, respectively.

     For the fiscal years ended April 30, 1996, 1997 and 1998 the Trust, on behalf of the Short Term Fund, paid the Advisor fees (net of expenses paid by the Advisor or fee waivers) of $0, $3,115 and $7,608, respectively.


     For a more complete description, see "Management of the Funds" in the prospectus.

                             ADMINISTRATOR SERVICES


     Declaration Service Company ("DSC" or "Administrator") provides day-to-day administrative services to the Trust. DSC is responsible for services such as financial reporting, compliance monitoring and corporate management. DSC provides the Trust with office space, facilities and simple business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. It compensates all personnel, officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates.

     For the administrative services provided, DSC receives an annual fee of $196,000, payable in equal monthly installments which are allocated to each Portfolio based upon the relative net assets of each Portfolio. The Portfolios also pay standard out-of-pocket costs to DSC. The Total Return Fund's share of these expenses for the period from February 13 to April 30, 1996 and the fiscal years ended April 30, 1997 and 1998 was $5,103, $120,028 and $211,584,
respectively. The Intermediate Term Fund's share of these expenses for the period from February 13 to April 30, 1996 and the fiscal years ended April 30, 1997 and 1998 was $0, $5,486 and $8,104, respectively. The Short Term Fund's share of these expenses for the period from February 13 to April 30, 1996 and the fiscal years ended April 30, 1997 and 1998 was $0, $1,550 and $4,480, respectively.


     Prior to February 13, 1996, administrative services were provided by United Services Advisors Inc. ("USAI").

     The Trust shall pay all other expenses for its operations and activities. As additional Portfolios are added in the future, each Portfolio of the Trust will pay its allocable portion of the expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the administrative fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor and Administrator, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

                       TRANSFER AGENCY AND OTHER SERVICES


     In addition to the services performed for the Trust under the Administration Agreement, DSC provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency and Shareholder Services
Agreement. For these services, the Trust pays DSC an annual fee of $18 per account (subject to a minimum annual fee of $24,000 for the Trust) plus standard out-of-pocket expenses.

     DSC also performs bookkeeping and accounting services, and determines the daily net asset value for the Portfolios, pursuant to an Accounting Services Agreement with the Trust. For these services, DSC receives an annual fee of $178,000, payable in equal monthly installments which are allocated to each Portfolio based upon the relative net assets of each Portfolio. The Portfolios also pay standard out-of-pocket expenses. The Total Return Fund's share of these expenses for the period from February 13 to April 30, 1996 and the fiscal years April 30, 1997 and 1998 was $8,506, $99,601 and $165,701, respectively. The
Intermediate Term Fund's share of these expenses for the period from February 13 to April 30, 1996 and the fiscal years April 30, 1997 and 1998 was $0, $4,880 and $7,665, respectively. The Short Term Fund's share of these expenses for the period from February 13 to April 30, 1996 and the fiscal years April 30, 1997 and 1998 was $0, $2,169 and $5,021, respectively.


     Prior to February 13, 1996, the transfer agency and accounting services were provided by United Shareholder Services Inc. ("USSI"), as subsidiary of USAI.

                           12B-1 PLAN OF DISTRIBUTION

     As described under "12b-1 Fee" in the Funds' prospectuses, in March 1996 the Trustees approved adoption and/or continuation of Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plans"). The Distribution Plan allows the Fund to pay for or reimburse expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which includes the cost of: printing and distribution of prospectuses and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

     Each Fund's Distribution Plan(s) provides for a "Base Amount for all Classes of Shares" reciting that Fund assets may be utilized to pay for or reimburse expenditures in connection with personal and administrative services provided to prospective and exiting Fund shareholders, provided the total amount expended pursuant to this Plan does not exceed 0.25% of net assets on an annual basis. Subject to the

0.25% limit the Rule 12b-1 Plans also provide expenditures may be made for sales and promotional services on No Load Shares.

     Each Fund's Distribution Plan(s) also provides for an "Additional Amount for Class B shares" reciting that Fund assets attributable to Class B Shares in specific shareholder accounts will be utilized, to the extent not covered by the Contingent Deferred Sales Charge ("CDSC"), to cover fees paid to broker-dealers for sales and promotional services related to distribution of said shares as follows:

     The following Table applies to the Short Term Fund, the Intermediate Term Fund, and the Total Return Fund.

                  Gross Commission                           3.75%
                  Annual Rule 12b-1 Fee                      0.75%
                  (paid for 7 years)
         Contingent Deferred Sale Charge by Year:
                  year 1                                     3.75%
                  year 2                                     3.75%
                  year 3                                     3.25%
                  year 4                                     2.75%
                  year 5                                     2.25%
                  year 6                                     1.75%
                  year 7                                     1.25%
                  Thereafter                                  -0-

NOTES:
     B Shares convert to No Load Shares when CDSC expires. Each Investment would be considered a new investment.

     Each Fund's Distribution Plan(s) also provides for an "Additional Amount for Class C Shares" reciting that Fund assets attributable to Class C Shares in specific shareholder accounts will be utilized to pay ongoing annual fees to broker-dealers for sales and promotional services related to distribution of said shares in the amount of 0.75% of average Fund assets.

     Expenses which the Fund incurs pursuant to the Distribution Plans are reviewed quarterly by the Board of Trustees. On an annual basis the Distribution Plans are reviewed by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plans ("Qualified Trustees"). In their review of the Distribution Plans, the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, there is a reasonable likelihood that a Distribution Plan will benefit the Fund and its shareholders. A Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the Fund.


     The following table provides information regarding the amount and manner in which amounts paid by the Funds under the Distribution Plan were spent during the fiscal year ended April 30, 1998.

                                  TOTAL RETURN  INT. TERM  SHORT TERM
                                    BOND FUND   BOND FUND  BOND FUND    TOTAL
                                    ---------   ---------  ---------    -----

Advertising, Printing Promotion     $ 32,377     $6,843     $2,331     $ 41,551
Administrative Service Fees          151,890       --        1,487      153,377
Class B Shares Financing               2,868      7,171        845       10,884
Compensation to Dealers                 --         --        2,222        2,222

     On February 13, 1996, in light of and subject to the Distribution Plan, the Trust entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI"), an affiliate of DSC as described in the Fund's prospectus under "Management of the Fund--The Administrator". Terence P. Smith, a Trustee of the Trust, is the President and Chief Executive Officer of DDI. The terms of the Distribution Agreement provide that it will continue for an initial period of two years and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned. For the period from February 13 to April 30, 1996 and the fiscal years April 30, 1997 and 1998, the Trust paid DDI $4,253, $18,892 and $18,877, respectively, on behalf of the Total Return Fund, $0, $863 and $726, respectively, on behalf of the Intermediate Term Fund and $0, $245 and $397, respectively, on behalf of the Short Term Fund.


     Except for Mr. Smith, the Trust is unaware of any Trustee or any interested person of a Fund who has a direct or indirect financial interest in the operations of the Distribution Plans.

     The Trust expects that the Distribution Plans will be used to pay a "service fee" to persons who provide personal services to prospective and existing Fund shareholders and to compensate broker-dealers for sales and promotional services. Shareholders of the Funds will benefit from these services and the Trust expects to benefit from economies of scale as more shareholders are attracted to the Fund.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

     Suspension of Redemption Privileges: the Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the bond markets are closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or not reasonably practicable to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

     A Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                         n
                                 P(1 + T)  = ERV

Where:   P    =    a hypothetical initial payment of $1,000
         T    =    average annual total return
         n    =    number of years (exponential number)
         ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period;

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.


     The total return for the Total Return Fund No-load shares and Class B shares for the Fiscal year ended April 30, 1998 was 18.91% and 18.16%, respectively.

     The total return for the Intermediate Term Fund No-load shares and Class B shares for the Fiscal year ended April 30, 1998 was 8.01% and 7.13%, respectively.

     The total return for the Short Term Fund No-load shares, Class B shares, and Class C shares for the Fiscal year ended April 30, 1998 was 3.76%, 1.99%, and 2.92%, respectively.


YIELD

         A Fund may also advertise performance in terms of a 30 day yield quotation. The 30 day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                                                    6
                        YIELD = 2 [ ((A - B)/CD + 1)  - 1]

Where:  A  =  dividends and interest earned during the period
        B  =  expenses accrued for the period (net of reimbursement)
        C  =  the average daily number of shares  outstanding during  the period that were entitled to receive dividends
        D  =  the maximum offering price per share on the last day of the period


     The Total Return Fund's 30-day yield for No-load shares and Class B shares for the 30 days ending April 30, 1998 was 3.77% and 2.82%, respectively.

     The Intermediate Term Fund's 30-day yield for No-load shares and Class B shares for the 30 days ending April 30, 1998 was 2.06% and 1.64%, respectively.

     The Short Term Fund's 30-day yield for No-load shares and Class C shares for the 30 days ending April 30, 1998 was 2.04% and 1.30%, respectively.


NONSTANDARDIZED TOTAL RETURN

     A Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

     As stated in its prospectus, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.


     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.


     The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of the calendar year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by a Fund at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

     A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount unless the Fund makes the election to include market discount currently. Because a Fund must take into account the original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for the Fund to make the distributions to maintain such status and to avoid the 4% excise tax described above. To the extent that a Fund holds zero-coupon or deferred interest bonds in its portfolio or bonds paying interest in the form of additional debt obligations, the Fund would recognize income currently even though the Fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

     A Fund may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if the Fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

     All Shareholders will be notified annually regarding the tax status of distributions received from a Fund.

TAXATION OF THE SHAREHOLDER

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. Since none of the net investment income of the Fund is expected to arise from dividends on domestic common or preferred stock, none of the Funds' distributions will qualify for the 70% corporate dividends-received deduction.

     Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

     A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

OTHER TAX CONSIDERATIONS

     Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

                                    CUSTODIAN


     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburse funds at the Funds' request and maintains records in connection with its duties.

                             INDEPENDENT ACCOUNTANTS

     Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103 has been selected as independent accountants for the Trust for the fiscal year ending April 30, 1999. Tait, Weller & Baker performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                              FINANCIAL STATEMENTS

     The Trust was established on October 15, 1993 and commenced offering shares of the Total Return Fund in January 1994. In addition, the Trust commenced offering Class B and C shares of the Total Return Fund and No-load, Class B and Class C shares of the Intermediate Term Fund and Short Term Fund in August 1996. The audited financial statements required to be included with the Statement of Additional Information for the fiscal year ended April 30, 1998 are hereby incorporated by reference to the Annual Report to Shareholders for the period ended April 30, 1998.

                                 PAUZE FUNDS(TM)

                            PAUZE TOMBSTONE FUND(TM)

                       STATEMENT OF ADDITIONAL INFORMATION



     This Statement of Additional Information is not a Prospectus but should be read in conjunction with the Fund's Prospectus dated September 1, 1998 which may be obtained from Declaration Service Company ("DSC" or the "Administrator"), P.O. Box 844, Conshohocken, Pennsylvania 19428-0844.



             THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS



                                SEPTEMBER 1, 1998

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS


GENERAL INFORMATION .......................................................    2

INVESTMENT OBJECTIVES AND POLICIES ........................................    3

INVESTMENT LIMITATIONS ....................................................    4

PORTFOLIO TRANSACTIONS ....................................................    7

MANAGEMENT OF THE FUND ....................................................    9

INVESTMENT ADVISORY SERVICES ..............................................   11

ADMINISTRATOR SERVICES ....................................................   12

TRANSFER AGENCY AND OTHER SERVICES ........................................   13

RULE 12b-1 DISTRIBUTION PLAN ..............................................   13

ADDITIONAL INFORMATION ON REDEMPTIONS .....................................   15

CALCULATION OF PERFORMANCE DATA ...........................................   15

TAX STATUS ................................................................   17

CUSTODIAN .................................................................   18

INDEPENDENT ACCOUNTANTS ...................................................   19

FINANCIAL STATEMENTS ......................................................   19

                               GENERAL INFORMATION

     Pauze Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized under the laws of the Commonwealth of Massachusetts. There are several series within the Trust, each of which represents a separate diversified portfolio of securities (collectively referred to herein as the "Portfolios" and individually as a "Portfolio").

     The assets received by the Trust from the issue or sale of shares of each Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio. They constitute the underlying assets of the Portfolio, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the Portfolio. In the event additional portfolios are created, any general expenses of the Trust, not readily identifiable as belonging to the Portfolio, shall be allocated by or under the direction of the Board of Trustees (the "Trustees") in such manner as the Trustees determine to be fair and equitable.

     Shares represent a proportionate interest in the Portfolio. Shares of each Portfolio have been divided into classes with respect to which the Trustees have adopted allocation plans regarding expenses specifically attributable to a particular class of shares. Subject to such an allocation, all shares are entitled to such dividends and distributions, out of the income belonging to the Portfolio, as are declared by the Trustees. Upon liquidation of the Trust, shareholders of the Portfolio are entitled to share pro rata, adjusted for expenses attributable to a particular class of shares, in the net assets belonging to the Portfolio available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required; however, the Trustees may call meetings to take action on matters which require shareholder vote and other matters which Trustees determine shareholder vote is necessary or desirable. Whether appointed by prior Trustees or elected by shareholders, an "Independent" Trustee serves as Trustee of the Trust for a period of six years. However, the Trustees' terms are staggered so that the terms of at least 25% of the Board of Trustees will expire every three years. Trustees will stand for election in 1999. A Trustee whose term is expiring may be re-elected. Thus, shareholder meetings will ordinarily be held only once every three years unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

     On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares). Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shares  have  no   preemptive   or   subscription   rights  and  are  fully
transferable. There are no conversion rights.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.


     As of July 15, 1998, Donaldson Lufkin Jenrette, P.O. Box 2052, Jersey City, NJ 07303, owned, of record, 29.67% of the Class A shares and 72.03% of the Class B shares of the Fund. As of July 1, 1998, the following persons may be deemed to beneficially own five percent (5%) or more of the Class B shares of the Fund:
Angelus  Funeral Home,  3875 S. Crenshaw  Blvd.,  Los Angeles,  CA 90008 37.78%;
Angelus Funeral Home PreNeed Trust, 3875 S. Crenshaw Blvd., Los Angeles, CA 90008 -- 6.38%; Angelus Rosedale Endowment Care Fund, 1831 W. Washington Blvd., Los Angeles, CA 90007 -- 22.05%; ABN AMRO Incorporated, P.O. Box 6108, Chicago, IL 60680 -- 8.36%. As of July 1, 1998, the following persons may be deemed to benefically own five percent (5%) or more of the Class A shares of the Fund:
Wayne Collins, 32 Autumn Crescent, The Woodlands, TX 77381 -- 7.66%; Steven Schilling, 3718 Strawberry Creek Way, Ontario, CA 91761 -- 14.57%.

     As of July 1, 1998, Angelus Funeral Home may be deemed to control the Fund as a result of its beneficial ownership of the shares of the Fund. As of July 1, 1998, the officers and trustees as a group owned own less than 1% of the Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Pauze Tombstone Fund (the "Fund") in the Fund's Prospectus.

FORWARD COMMITMENTS AND REVERSE REPURCHASE AGREEMENTS

     The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery taking place at a future date. The price and interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such forward commitments if it holds, and maintains until the settlement date in a separate account at the Fund's Custodian, cash or U.S. government securities in an amount sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Any change in value could increase fluctuations in the Fund's share price and yield. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, a Fund may dispose of a commitment prior the settlement if the Advisor deems it appropriate to do so.

     The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales of portfolio securities by the Fund to member banks of the Federal Reserve System or recognized securities dealers, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. The Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved. The Fund's objective in such a transaction would be to obtain funds to pursue additional investment opportunities whose yield would exceed the cost of the reverse repurchase transaction. Generally, the use of reverse repurchase agreements should reduce portfolio turnover and increase yield. In connection with each reverse repurchase agreement, the Fund will direct its Custodian to place cash or U.S. government obligations in a separate account in an amount equal to the repurchase price. In the event of bankruptcy or other default by the purchaser, the Fund could experience both delays in repurchasing the portfolio securities and losses. Assets of the Fund may be pledged in connection with borrowings.

     When a separate account is maintained in connection with forward commitment transactions to purchase securities or reverse repurchase agreements, the securities deposited in the separate account will be valued daily at market for the purpose of determining the adequacy of the securities in the account. If the market value of such securities declines, additional cash, U.S. government obligations or liquid high grade debt obligations will be placed in the account on a daily basis so that the market value of the account will equal the amount of the Fund's commitments to purchase or repurchase securities. To the extent funds are in a separate account, they will not be available for new investment or to meet redemptions. Reverse repurchase agreements constitute a borrowing by the Fund and, together with all other borrowings, will not represent more than 5% of the net assets of the Fund.

     Securities purchased on a forward commitment basis, securities subject to reverse repurchase agreements and the securities held in the Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, if in order to achieve a higher level of income, the Fund remains substantially fully invested at the same time that it has purchased securities on a forward commitment basis or entered into reverse repurchase transactions, there will be a possibility that the market value of the Fund's assets will have greater fluctuation.

     With respect to 75% of the total assets of the Fund, the value of the Fund's commitments to purchase or repurchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Fund, may not exceed 5% of the value of the Fund's total assets at the time the commitment to purchase or repurchase such securities is made; provided, however, that this restriction does not apply to U.S. government obligations or repurchase agreements with respect thereto. In addition, the Fund will maintain an asset coverage of 300% for all of its borrowings and reverse repurchase agreements.

                             INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and the Statement of Additional Information.

     3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry other than the death care industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment Restrictions" above).

     1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

     3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Short Sales. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     5. Options. The Fund will not purchase or sell puts, calls, options, straddles or futures contracts except as described in the Prospectus or the Statement of Additional Information.

     6. Illiquid Investments. The Fund will not invest in securities for which there are legal or contractual restrictions on resale or other illiquid securities.

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

     The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Advisor, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Advisor that the review and study of the research and other information will not reduce the overall cost to the Advisor of performing its duties to the Fund under the Agreement.

     While the Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.

     The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that GS2 Securities, Inc., ("GS2") in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Pershing, Inc.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     Under the Investment Company Act of 1940, persons who may be affiliated with an affiliate of the Advisor (such as GS2) may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Therefore, GS2 will not serve as the Fund's dealer in connection with over-the-counter transactions. However, GS2 may serve as the Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Pershing, Inc.

     The Fund will not effect any brokerage transactions in its portfolio securities with GS2 if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to GS2, it is the policy of the Fund that such commissions will, in the judgment of the Trust's Board of Trustees, be (a) at least as favorable to the Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to the Fund as commissions contemporaneously charged by GS2 on comparable transactions for its most favored unaffiliated customers, except for customers of GS2 considered by a majority of the Trust's disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by GS2 to the Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.


     The Agreement does not provide for a reduction of the Advisor's fee by the amount of any profits earned by GS2 or Philip Pauze from brokerage commissions generated from portfolio transactions of the Fund.

     While the Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. GS2 will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

     To the extent that the Trust and another of the Advisor's clients seek to acquire the same security at about the same time, the Trust may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Trust may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Trust. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.


     For the fiscal year ended April 30, 1998, the Fund paid total brokerage commissions of $22,411. For the fiscal year ended April 30, 1998, the Fund paid $16,972 (76% of the total brokerage commissions paid) to GS2, which may be affiliated with an affiliate of the Advisor, for effecting 44% of all brokerage transactions.


                             MANAGEMENT OF THE TRUST

     The Trustees and Officers of the Trust, and their principal occupations during the past five years are set forth below, along with their business address.

NAME, ADDRESS & AGE                 TRUST POSITION            PRINCIPAL OCCUPATION
-------------------                 --------------            --------------------
Philip C. Pauze **                  President and             President of Pauze, Swanson & Associates
14340 Torrey Chase Blvd.            Trustee                   Investment Advisors, Inc., d/b/a Pauze
Suite 170                                                     Swanson Capital Management Co., an asset
Houston, Texas 77014                                          management firm specializing in management of
Age: 57                                                       fixed income portfolios since April 1993. Owner of
                                                              Philip C. Pauze & Associates, a management
                                                              consulting firm since April 1993. Vice President
                                                              and Registered Representative with Shearson Lehman
                                                              Brothers from 1988 to 1993. Financial Consultant
                                                              to California Master Trust since 1986. Financial
                                                              consultant to the American Funeral Trust (Series)
                                                              since 1993.


Terence P. Smith**                  Secretary,                President and Chief Executive Officer of The
Suite 6160, 555 N. Lane             Treasurer,                Declaration Group of companies (including
Conshohocken, PA  19428             Chief                     Declaration Service Company, which provides the
Age: 51                             Financial                 Trust's transfer agency, accounting and admini-
                                    Officer and               strative services, and Declaration Distributors, Inc.,
                                    Trustee                   a registered broker-dealer which provides
                                                              distribution service to the Trust) since 1997.
                                                              President and Chief Operating Officer of The
                                                              Declaration Group of companies from 1988 to 1997.
                                                              President and Trustee of Declaration Fund, a
                                                              registered investment company, since 1997.
                                                              Certified Public Accountant. Formerly served on
                                                              tax and audit staff of KPMG Peat Marwick, LLP, an
                                                              international public accounting firm.

Paul J. Hilbert                     Trustee                   Attorney with the firm of Paul J. Hilbert &
2301 FM 1960 West                                             Associates, Houston, Texas, practicing civil law
Houston, TX  77068                                            since 1975.  Legislator, Texas House of
Age:  49                                                      Representatives since 1982.


Gordon Anderson                     Trustee                   Consultant with the Texas Education Agency,
1806 Elk River Rd.                                            Region 4 Education Service Center, School Board
Houston, TX  77090                                            and Superintendent Development Program since
Age:  62                                                      March 1998. President, RAJ Development
                                                              Corporation: investor, developer and home builder
                                                              from 1997 to 1998.  Retired (July 1997)
                                                              Superintendent of Spring Independent School
                                                              District, Houston, Texas.


Wayne F. Collins**                  Trustee                   Retired.  From September 1991 to February 1994
32 Autumn Crescent                                            was Vice President of Worldwide Business Planning
The Woodlands, TX  77381                                      of the Compaq Computer Corporation. Served
Age:  57                                                      Compaq Computer Corporation as Vice President of
                                                              Materials Operations from September 1988 to
                                                              September 1991; Vice President, Materials and
                                                              Resources from April 1985 to September 1991; Vice
                                                              President, Corporate Resources from June 1983 to
                                                              September 1988.

Robert J. Pierce                    Trustee                   Richard Pierce Funeral Service since 1967, serving
1791 #2 Silverado Trail                                       in such capacities as President and General
Napa, CA  94558                                               Manager. In addition, in June 1997, became Vice
Age:  53                                                      President (Western Division) and Chief Operating
                                                              Officer (Northern California Region) of Stewart
                                                              Enterprises, Inc.

     ** This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.


     Trustee fees are Trust expenses and each portfolio pays a portion of the Trustee fees. The compensation paid to the Trustees of the Trust for the fiscal year ended April 30, 1998 is set forth below.

                             AGGREGATE COMPENSATION
                            FROM TRUST (THE TRUST IS
     NAME                    NOT IN A FUND COMPLEX)           TOTAL COMPENSATION
     ----                    ----------------------           ------------------

Philip C. Pauze                       $0                             $0
Terence P. Smith                      $0                             $0
Paul J. Hilbert                       $12,000                        $12,000
Wayne F. Collins                      $12,000                        $12,000
Gordon Anderson                       $12,000                        $12,000
Robert J. Pierce                      $12,000                        $12,000


                          INVESTMENT ADVISORY SERVICES

     Pauze, Swanson & Associates Investment Advisors, Inc., dba Pauze Swanson Capital Management Co., an investment management firm (the "Advisor"), pursuant to an Advisory Agreement, provides investment advisory and management services to the Trust. It will compensate all personnel, officers and trustees of the Trust if such persons are employees of the Advisor or its affiliates. The Trust pays the expense of printing and mailing prospectuses and sales materials used for promotional purposes.

     The Advisory Agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") and by vote of a majority of the outstanding voting securities of the Total Return Fund (another Portfolio of the Trust) in December 1995. The terms of the votes approving the Advisory Agreement provide that it will continue until October 17, 1996, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 [the "Act"]) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement was approved with respect to the Fund on February 28, 1997.

     The names "Pauze(TM)", "Swanson(TM)", "Pauze Swanson(TM)", "Pauze U.S. Government Short Term Bond Fund(TM)", "Pauze U.S. Government Intermediate Term Bond Fund(TM)", "Pauze U.S. Government Total Return Bond Fund(TM)", "Pauze Tombstone Fund(TM)", and "Pauze Tombstone Common Stock Index(TM)" are trademarks of the Pauze Swanson Capital Management Co., all rights reserved. The Pauze Tombstone Common Stock Index is a copyrighted proprietary product of the Pauze Swanson Capital Management Co., all rights reserved. The Trust is licensed to use the above-listed names under a separate agreement attached to and made a part of the Advisory Agreement. The Trust's right to use the names "Pauze", "Swanson", "Pauze Swanson", "Pauze U.S. Government Short Term Bond Fund", "Pauze U.S. Government Intermediate Term Bond Fund", "Pauze U.S. Government Total Return Bond Fund, "Pauze Tombstone Fund", and "Pauze Tombstone Common Stock Index(TM)" automatically terminates upon termination of the Advisory Agreement. The Trust is licensed to publish the Index under a separate agreement attached to and made a part of the Advisory Agreement. The Trust's right to publish the Index automatically terminates upon termination of the Advisory Agreement.


         For the fiscal year ended April 30, 1998, the Trust paid the Advisor fees (net of expenses paid by the Advisor or fee waivers) of $8,370 on behalf of the Fund.


     For more information, see "Management of the Fund" in the Prospectus.

                             ADMINISTRATOR SERVICES


     Declaration Service Company ("DSC" or "Administrator") provides day-to-day administrative services to the Trust. DSC is responsible for services such as financial reporting, compliance monitoring and corporate management. DSC provides the Trust with office space, facilities and simple business equipment, and generally administers the Trust's business affairs and provides the services of executive and clerical personnel for administering the affairs of the Trust. It compensates all personnel, officers and Trustees of the Trust if such persons are employees of the Administrator or its affiliates. For the administrative services provided, DSC receives an annual fee of $196,000, payable in equal monthly installments which are allocated to each Portfolio based upon the relative net assets of each Portfolio. The Portfolios also pay standard out-of-pocket costs to DSC. The Fund's share of these fees and expenses for the year ended April 30, 1998 was $10,616.




     The Trust pays all other expenses for its operations and activities. As additional Portfolios are added in the future, each Portfolio of the Trust will pay its allocable portion of the expenses. The expenses borne by the Trust include the charges and expenses of any transfer agents and dividend disbursing agents, custodian fees, legal and auditors' expenses, bookkeeping and accounting expenses, brokerage commissions for portfolio transactions, taxes, if any, the administrative fee, extraordinary expenses, expenses of issuing and redeeming shares, expenses of shareholder and trustee meetings, expenses for preparing, printing and mailing proxy statements, reports and other communications to shareholders, expenses of registering and qualifying shares for sale, fees of Trustees who are not "interested persons" of the Advisor and Administrator, expenses of attendance by officers and Trustees at professional meetings of the Investment Company Institute, the No-Load Mutual Fund Association or similar organizations, and membership or organization dues of such organizations, expenses of preparing and setting in type prospectuses and periodic reports and expenses of mailing them to current shareholders, fidelity bond premiums, cost of maintaining the books and records of the Trust, and any other charges and fees not specifically enumerated.

                       TRANSFER AGENCY AND OTHER SERVICES




     In addition to the services performed for the Trust under the Administration Agreement, DSC provides transfer agent and dividend disbursement agent services pursuant to the Transfer Agency and Shareholder Services
Agreement. For these services, the Trust pays DSC an annual fee of $18 per account (subject to a minimum annual fee of $24,000 for the Trust) plus standard out-of-pocket expenses.

     DSC also performs bookkeeping and accounting services, and determines the daily net asset value for the Fund, pursuant to an Accounting Services Agreement with the Trust. For these services, DSC receives an annual fee of $178,000, payable in equal monthly installments which are allocated to each Portfolio based upon the relative net assets of each Portfolio. The Portfolios also pay standard out-of-pocket expenses. The Fund's share of these fees and expenses for the year ended April 30, 1998 was $8,276.


                          RULE 12B-1 DISTRIBUTION PLAN

     As described under "Rule 12b-1 Distribution Plan" in the Fund's Prospectus, in February 1997 the Trustees approved adoption of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). The Distribution Plan allows the Fund to pay the Advisor for expenditures in connection with sales and promotional services related to the distribution of Fund shares, including personal services provided to prospective and existing Fund shareholders, which includes the cost of: preparation and distribution of prospectus and promotional materials; making slides and charts for presentations; assisting shareholders and prospective investors in understanding and dealing with the Fund; and travel and out-of-pocket expenses (e.g., copy and long distance telephone charges) related thereto.

     The Fund's Distribution Plan provides for a "Base Amount for all Classes of Shares" reciting that Fund assets will be utilized to pay the Advisor a fee of 0.25% of the Fund's average annual net assets for its ongoing services and expenditures in connection with sales, promotional and administrative services related to the distribution of Fund shares, including personal services provided by persons or institutions to prospective and existing Fund shareholders.

     The Fund's Distribution Plan also provides for an "Additional Amount for Class B shares" reciting that Fund assets attributable to Class B Shares in specific shareholder accounts will be utilized, to the extent not covered by the Contingent Deferred Sales Charge ("CDSC"), to pay the Advisor a fee of 0.75% of the Fund's average annual net assets for its services and expenditures related to the distribution of Fund shares, including fees paid by the Advisor to broker-dealers for sales and promotional services as follows:

         Gross Commission                   3.75%
         Annual Rule 12b-1 Fee              0.75%
         (paid for 7 years)

         Contingent Deferred Sale Charge by Year:
         year 1                             3.75%
         year 2                             3.75%
         year 3                             3.25%
         year 4                             2.75%
         year 5                             2.25%
         year 6                             1.75%
         year 7                             1.25%
         Thereafter                         -0-

NOTES:

     B Shares convert to A Shares when CDSC expires. Each investment would be considered a new investment.

     Expenses which the Fund incurs pursuant to the Distribution Plan are reviewed quarterly by the Board of Trustees. On an annual basis the Distribution Plan is reviewed by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plans ("Qualified Trustees"). In their review of the Distribution Plan, the Board of Trustees, as a whole, and the Qualified Trustees determine whether, in their reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan may be terminated at any time by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding shares of the Fund.


     For the fiscal year ended April 30, 1998, the Fund spent $8,890 on advertising, printing and promotion, and $18,914 on Class B financing, pursuant to the Distribution Plan.

     On February 13, 1996, in light of and subject to the Distribution Plan, the Trust entered into a Distribution Agreement with Declaration Distributors, Inc. ("DDI"), an affiliate of DSC as described in the Fund's Prospectus under "Management of the Fund/The Administrator". Terence P. Smith, a Trustee of the Trust, is the President and Chief Executive Officer of DDI. The terms of the Distribution Agreement provide that it will continue for an initial period of two years and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement was made applicable to the Fund as of February 28, 1997. The Distribution Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned. For the fiscal year ended April 30, 1998, the Fund paid DDI $1,000 pursuant to the Distribution Agreement. In addition, the aggregate commissions paid to DDI for the fiscal year April 30, 1998 was $74,062, of which DDI retained $8,795.


     Except for Mr. Smith, the Trust is unaware of any Trustee or any interested person of the Fund who has a direct or indirect financial interest in the operation of the Distribution Plan.

     The Trust expects that the Distribution Plan will be used to pay a "service fee" to persons who provide personal services to prospective and existing Fund shareholders and to compensate broker-dealers for sales and promotional services. Shareholders of the Fund will benefit from these services and the Trust expects to benefit from economies of scale as more shareholders are attracted to the Fund.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

SUSPENSION OF REDEMPTION PRIVILEGES

     The Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the bond markets are closed, other than customary weekend and holiday closing, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or not reasonably practicable to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                        n
                                 P(1 + T)  = ERV

Where:   P    =    a hypothetical initial payment of $1,000
         T    =    average annual total return
         n    =    number of years (exponential number)
         ERV  =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period;

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The Fund's average annual return for the fiscal year ended April 30, 1998 was 3.08% for Class A Shares and 6.40% for Class B Shares.


NONSTANDARDIZED TOTAL RETURN

     The Fund may provide the above described standard total return results for a period which ends as of not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

     The Fund's investment performance will vary depending upon market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing the Fund's performance to those of other investment companies or investment vehicles. The risks associated with the Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue.

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of the Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Fund or considered to be representative of the stock market in general. The Fund may use the Standard & Poor's 500 Stock Index or the Dow Jones Industrial Average.

     In addition, the performance of the Fund may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of the Fund. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also may be used.

                                   TAX STATUS

TAXATION OF THE FUND

     As stated in its Prospectus, the Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.


     To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year. It is anticipated that the Advisor may be required to adjust the composition of the Fund's portfolio at the end of each quarter in order to qualify as a regulated investment company.


     The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of the calendar year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Fund intends to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE SHAREHOLDER

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if the Fund pays the dividends during the following January. To the extent net investment income of the Fund arises from dividends on domestic common or preferred stock, some of the Fund's distributions will qualify for the 70% corporate dividends-received deduction. All Shareholders will be notified annually regarding the tax status of distributions received from the Fund.

     Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

     A shareholder of the Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of the Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

OTHER TAX CONSIDERATIONS

     Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

                                    CUSTODIAN

     Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Fund's investments. The Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.

                             INDEPENDENT ACCOUNTANTS


     Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103 has been selected as independent accountants for the Trust for the fiscal year ending April 30, 1999. Tait, Weller & Baker performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


                              FINANCIAL STATEMENTS


     The audited financial statements required to be included with the Statement of Additional Information for the fiscal year ended April 30, 1998 is incorporated herein by reference to the Fund's Annual Report to Shareholders for the period ended April 30, 1998.

PART C.   OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements


          Included in Part A: Financial Highlights of Pauze U.S. Government Total Return Bond Fund, Pauze U.S. Government Short Term Bond Fund and Pauze U.S. Government Intermediate Term Bond Fund for the periods ended April 30, 1998 are included in both their combined no-load Prospectus and combined load Prospectus. Financial Highlights for the Pauze Tombstone Fund for the periods ended April 30, 1998 are included in its Prospectus.

          Included in Part B: Financial Statements, comprised of the following items, of the Pauze U.S. Government Total Return Bond Fund, Pauze U.S. Government Short Term Bond Fund, Pauze U.S. Government Intermediate Term Bond Fund and the Pauze Tombstone Fund are incorporated in their respective Statements of Additional Information by reference to their respective Annual Reports to Shareholders.

          (1)  Schedule of Investments - April 30, 1998.

          (2)  Statement of Assets and Liabilities - April 30, 1998.

          (3)  Statement of Operations for the year ended April 30, 1998.

          (4) Statement of Changes in Net Assets for the year ended April 30, 1998.

          (5)  Financial Highlights for the periods ended April 30, 1998.


          (6)  Notes to Financial Statements.

               (b)  Exhibits

          Exhibit No. Description of Exhibit

          (1) (a) Declaration of Trust, Amended and Restated Master Trust Agreement, dated February 9, 1996, (incorporated by reference to Post-Effective Amendment #5 filed February 15,
                    1996).

               (b) Amendment No. 1 to Amended and Restated Master Trust Agreement, dated April 9, 1996, (incorporated by reference to Post-Effective Amendment #6 filed May 2, 1996).

               (c) Amendment No. 2 to Amended and Restated Master Trust Agreement, dated January 30, 1997, (incorporated by reference to Post-Effective Amendment #9 filed February 5,
                    1997).

               (d) Amendment No. 3 to Amended and Restated Master Trust Agreement, dated April 30, 1997, (incorporated by reference to Post-Effective Amendment #10 filed May 6, 1997).

          (2)  By-laws of Registrant are filed herewith.


          (3)  Voting Trust Agreements-None.

          (4)  Specimen of Share Certificates-None.


          (5) (a) Advisory Agreement between Registrant and Pauze, Swanson & Associates Investment Advisors, Inc., dated November 1, 1993, is filed herewith.


               (b) Amendment to Advisory Agreement between Registrant and Pauze, Swanson & Associates Investment Advisors, Inc. dated June 1, 1996, reflecting change in fees and addition of two new funds (incorporated by reference to Post-Effective Amendment #7 filed July 1996).

               (c) Advisory Agreement between Registrant and Pauze, Swanson & Associates Investment Advisors, Inc., dated February 28, 1997, covering Pauze Tombstone Fund (incorporated by reference to Post-Effective Amendment #10 filed May 6,
                    1997).


          (6) Amended and Restated Distribution Agreement among Registrant, Declaration Distributors, Inc. and Pauze Swanson Capital
               Management Co., dated September 12, 1997, (incorporated by reference to Post-Effective Amendment #12 filed November 26,
               1997).


          (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers-None.


          (8)  (a)  Custodian  Agreement between  Registrant and Star Bank, N.A.
                    dated   August  1,  1996   (incorporated   by  reference  to
                    Post-Effective Amendment #7 filed July 1996).


               (b)  Revised Appendix A to Custodian Agreement between Registrant
                    and  Star   Bank  N.A.   (incorporated   by   reference   to
                    Post-Effective Amendment # 12 filed November 26, 1997).


          (9) (a) Transfer Agency and Shareholder Services Agreement between Registrant and Declaration Service Company, dated February 13, 1996, (incorporated by reference to Post-Effective Amendment #5 filed February 15, 1996).

               (b) Accounting Services Agreement between Registrant and Declaration Service Company, dated February 13, 1996, (incorporated by reference to Post-Effective Amendment #5 filed February 15, 1996).


               (c)  Amended Schedule to Accounting  Services  Agreement  between
                    Registrant  and   Declaration   Service   Company  is  filed
                    herewith.

               (d) Administration Agreement between Registrant and Declaration Service Company dated February 13, 1996, (incorporated by reference to Post-Effective Amendment #5 filed February 15,
                    1996).


               (e)  Amended  Schedule  to   Administration   Agreement   between
                    Registrant  and   Declaration   Service   Company  is  filed
                    herewith.


          (10) (a) Opinion and Consent of Counsel with respect to Total Return Fund, Intermediate Term Fund, and Short Term Fund (incorporated by reference to Post-Effective Amendment #6 filed May 2, 1996).

               (b) Opinion and Consent of Counsel with respect to Pauze Tombstone Fund (incorporated by reference to Post-Effective Amendment #9 filed February 5, 1997).


          (11) Consent of Independent Accountants is filed herewith.


          (12) Financial Statements omitted from Item 23 - None.


          (13) Letter of Initial Stockholder is filed herewith.


          (14) Model Plan Used in Establishment of any Retirement Plan - None.


          (15) (a) 12b-1 Plan for Pauze U.S. Government Total Return Bond Fund is filed herewith.


               (b) 12b-1 Plan for Class A, B and C Shares of Pauze U.S. Government Total Return Bond Fund as amended June 21, 1996, (incorporated by reference to Post-Effective Amendment #7 filed July 1996).

               (c) 12b-1 Plan for Pauze U.S. Government Intermediate Term Bond Fund as amended June 21, 1996 (incorporated by reference to Post-Effective Amendment #7 filed July 1996).

               (d)  12b-1 Plan for Pauze U.S. Government Short Term Bond Fund as
                    amended  June  21,  1996   (incorporated   by  reference  to
                    Post-Effective Amendment #7 filed July 1996).

               (e) 12b-1 Plan for Pauze Tombstone Fund dated February 28, 1997 (incorporated by reference to Post-Effective Amendment #10 filed May 6, 1997).


          (16) Schedule for computation of performance quotation is filed herewith.


          (17) Financial Data Schedule - None.

          (18) Amended and restated plan entered into by Registrant pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment #10 filed May 6, 1997).

          (19) Powers of Attorney for the Trust, the Trustees and Officers (incorporated by reference to Post-Effective Amendment #11 filed August 29, 1997).

ITEM 25.  Persons Controlled by or under Common Control with Registrant

          Information pertaining to persons controlled by or under common control with Registrant is incorporated by reference to the Statement of Additional Information of the Pauze U.S. Government Total Return Bond Fund, Pauze U.S. Government Short Term Bond Fund and the Pauze U.S. Government intermediate Term Bond Fund contained in Part B of the Registration Statement at the section entitled "Principal Holders of Securities."

ITEM 26.  Number of Holders of Securities


          The number of record holders, as of July 15, 1998, of each class of securities of the Registrant.

Title of Class                                               Number of
                                                             Record Holders

Pauze U.S. Government Total Return Bond Fund

No-Load                                                      23
Class A                                                      0
Class B                                                      5
Class C                                                      2

Pauze U.S. Government Short Term Bond Fund

No-Load                                                      7
Class A                                                      0
Class B                                                      0
Class C                                                      4

Pauze U.S. Government Intermediate Term Bond Fund

No-Load                                                      6
Class A                                                      0
Class B                                                      10
Class C                                                      0

Pauze Tombstone Fund

Class A                                                      158
Class B                                                      118


ITEM 27.  Indemnification

          Under Article VI of the Registrant's Master Trust Agreement, each of its Trustees and officers or person serving in such capacity with another entity at the request of the Registrant (a "Covered Person") shall be indemnified (from the assets of the Sub-Trust or Sub-Trusts in question) against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines or penalties, and expenses, including reasonable legal and accounting fees, incurred by the Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such covered Person's action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Persons's office (either and both of the conduct described in (i) and (ii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is not entitled to indemnification may be made by
          (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of the majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 1(a)(19) of the 1940 Act nor parties to the proceeding, or (b) as independent legal counsel in a written opinion.

ITEM 28. Business and Other Connections of Investment Advisor and Investment Administrator

          Philip C. Pauze
               Current Affiliations:

               PAUZE, SWANSON & ASSOCIATES INVESTMENT ADVISORS, INC.(TM) 14340 Torrey Chase, Suite 170 Houston, TX 77014 President and Member of the Board of Directors: 10/21/93 to Present

               PAUZE FUNDS(TM)
               P.O. Box 844
               Conshohocken, PA 19428
               President, Portfolio Manager, and Member Board of Directors:
               November 1, 1993 to Present.

               GS2 SECURITIES, INC.
               250 E. Wisconsin Avenue, Suite 800
               Milwaukee, WI 53202
               Broker/Dealer Branch Officer Manager: 1993 to Present Licensed Registered Representative: 1993 to Present



          Patricia S. Dobson
               Current Affiliations:

               PAUZE, SWANSON & ASSOCIATES INVESTMENT ADVISORS, INC.(TM) 14340 Torrey Chase, Suite 170 Houston, TX 77014
               Vice President: December 1996 to Present
               Corporate Secretary and Member of the Board of Directors:
               May 19, 1997 to Present
               Assistant Vice President: October 1995 to December 1996

               PAUZE FUNDS(TM)
               P.O. Box 844
               Conshohocken, PA 19428
               Assistant Secretary: June 13, 1997 to Present

               GS2 SECURITIES, INC.
               250 E. Wisconsin Avenue, Suite 800
               Milwaukee, WI  53202
               Licensed Registered Representative:  1993 to Present

ITEM 29. Principal Underwriters: Registrant has entered into a Distribution Agreement with Declaration Distributors, Inc., ("DDI").


          (a) DDI acts as distributor for the Declaration Fund, the Henssler Equity Fund, the JWB Aggressive Growth Fund and the 1838 Investment Advisers Fund.


          (b) Terence P. Smith, Secretary and a member of Registrant's Board of Trustees, is President of DDI.

ITEM 30.  Location of Accounts and Records

          All accounts and records  maintained by the Registrant are kept at the
          Administrator's   office  located  at  Suite  6160,  555  North  Lane,
          Conshohocken, Pennsylvania 19428-0844.

          All accounts and records maintained by Star Bank N.A., custodian for Registrant, are maintained at 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 31.  Not Applicable

ITEM 32.  Undertakings

          (a) Registrant undertakes to call a meeting of shareholders for purposes of voting upon the question of removal of one or more Trustees when requested in writing to do so by the holders of at least 10% of the Trust's outstanding shares, and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

          (b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest applicable annual report to shareholders, upon request and without charge.

                                 SIGNATURE PAGE



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and it has duly caused this Amendment to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the city of Conshohocken, state of Pennsylvania, on the 31st day of August, 1998.


                                   PAUZE FUNDS

                            By: /S/ TERENCE P. SMITH
                            ------------------------
                                Terence P. Smith


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                   Title
---------                                   -----

Gordon Anderson*                            Trustee
Wayne F. Collins*                           Trustee
Paul J. Hilbert*                            Trustee
Philip C. Pauze*                            Trustee and President
Robert J. Pierce*                           Trustee


* By: /S/ TERENCE P. SMITH, Attorney-In-Fact
      --------------------------------------
      Terence P. Smith


/S/ TERENCE P. SMITH
--------------------
Terence P. Smith                 Trustee, Treasurer and Chief Accounting Officer


August 31, 1998

                                  EXHIBIT INDEX
                                                                          Page

1.  By-Laws.............................................................EX-99.B2

2.  Advisory Agreement..................................................EX-99.B5

3.  Amended Schedule to Accounting Services Agreement.................EX-99.B9.1

4.  Amended Schedule to Administration Agreement......................EX-99.B9.2

5.  Consent of Independent Accountants.................................EX-99.B11

6.  12b-1 Plan.........................................................EX-99.B15

7.  Schedule for Computation of Performance Quotation..................EX-99.B16